UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811 - 04024

Exact name of registrant as specified in charter:	Dryden California
Municipal Fund

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	8/31/2004

Date of reporting period:	8/31/2004

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Dryden California Municipal Fund/California Series

AUGUST 31, 2004	ANNUAL REPORT

FUND TYPE

Municipal bond

OBJECTIVE

Maximize current income that is exempt from California state and federal income taxes, consistent with the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

Dear Shareholder,

October 15, 2004

We hope that you find the annual report for the California Series informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity of having at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and is reflective of your personal investor profile and tolerance for risk.

JennisonDryden mutual funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC and/or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden mutual funds.

Sincerely,

Judy A. Rice, President

Dryden California Municipal Fund/California Series

Dryden California Municipal Fund/California Series	1

Your Series’ Performance

Series objective

The investment objective of the Dryden California Municipal Fund/California Series (the Series) is to maximize current income that is exempt from California state and federal income taxes, consistent with the preservation of capital. There can be no assurance that the Series will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares).

Cumulative Total Returns[1] as of 8/31/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	5.75%	34.78%	79.24% (78.94)	150.38% (149.96)
Class B	5.48	33.24	73.87 (73.58)	284.40 (269.63)
Class C	5.22	31.61	69.61 (69.32)	69.68 (69.40)
Class Z	6.01	36.46	N/A	59.19 (59.06)
Lehman Brothers Municipal Bond Index[3]	7.11	38.09	88.71	***
Lipper CA Muni Debt Funds Avg.[4]	7.04	31.68	75.54	****

Average Annual Total Returns[1] as of 9/30/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	–1.14%	5.41%	5.78% (5.76)	6.19% (6.18)
Class B	–2.16	5.85	5.89 (5.87)	6.98 (6.77)
Class C	1.49	5.75	5.63 (5.61)	5.39 (5.38)
Class Z	3.22	6.52	N/A	6.04 (6.03)
Lehman Brothers Municipal Bond Index[3]	4.60	6.77	6.77	***
Lipper CA Muni Debt Funds Avg.[4]	4.64	5.80	6.00	****

Distributions and Yields[1] as of 8/31/04
	Total Distributions Paid for 12 Months	30-Day SEC Yield	Taxable Equivalent 30-Day Yield[5] at Tax Rates of
			33%	35%
Class A	$0.65	3.12%	5.13%	5.29%
Class B	$0.62	3.01	4.95	5.11
Class C	$0.59	2.76	4.54	4.68
Class Z	$0.68	3.53	5.81	5.99

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.00%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.3%, 0.5%, and 1.0% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. Without waiver of fees and/or expense subsidization, the Series’ returns would have been lower, as indicated in parentheses.

2Inception dates: Class A, 1/22/90; Class B, 9/19/84; Class C, 8/1/94; and Class Z, 9/18/96.

3The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

4The Lipper California (CA) Muni Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper CA Muni Debt Funds category for the periods noted. Funds in the Lipper Average limit their assets to those securities that are exempt from taxation in California.

5Taxable equivalent yields reflect federal and applicable state tax rates.

Investors cannot invest directly in an index. The returns for the Lehman Brothers Municipal Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***Lehman Brothers Municipal Bond Index Closest Month-End to Inception cumulative total returns as of 8/31/04 are 172.15% for Class A, 403.01% for Class B, 89.37% for Class C, and 62.45% for Class Z. Lehman Brothers Municipal Bond Index Closest Month-End to Inception average annual total returns as of 9/30/04 are 7.10% for Class A, 8.44% for Class B, 6.54% for Class C, and 6.32% for Class Z.

****Lipper Average Closest Month-End to Inception cumulative total returns as of 8/31/04 are 152.94% for Class A, 338.59% for Class B, 76.13% for Class C, and 51.85% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/04 are 6.57% for Class A, 7.68% for Class B, 5.78% for Class C, and 5.43% for Class Z.

Dryden California Municipal Fund/California Series	3

Your Series’ Performance (continued)

Five Largest Issues expressed as a percentage of net assets as of 8/31/04
Orange Cnty. Loc. Trans. Auth., 2/14/11, 6.20%	5.2%
So. California Pub. Pwr. Auth., 7/01/16, Zero Coupon	4.2
Los Angeles California Cmnty. Coll. Dist., 8/01/17, 5.50%	3.8
Santa Margarita/Dana Point Auth., 8/01/2012, 7.25%	3.4
California St. Hsg. Fin. Agcy., 2/01/2015, Zero Coupon	3.3

Issues are subject to change.

Credit Quality expressed as a percentage of net assets as of 8/31/04
Aaa	58.6%
Aa	10.7
A	15.1
Baa	9.5
NR	5.5
Other assets in excess of liabilities	0.6

Source: Moody’s rating, defaulting to S&P when not rated by Moody’s. Credit quality is subject to change.

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Investment Adviser’s Report

Prudential Investment Management, Inc.

Momentous year in California municipal bond market

Prices of municipal bonds rallied, declined sharply, and rallied again during the Series’ fiscal year that began September 1, 2003. The resumption of the rally late in the reporting period helped municipal bonds return a respectable 7.11% for the 12 months ended August 31, 2004, based on the Lehman Brothers Municipal Bond Index (the Index). In addition to the volatile market conditions, investors in California municipal bonds encountered significant political and fiscal developments. Governor Gray Davis was recalled and succeeded by Governor Arnold Schwarzenegger in November 2003, and the Golden State experienced financial challenges that affected its credit rating.

Although the Series’ holdings were diversified across many sectors of the California municipal securities market to limit risk, all classes of the Series’ shares underperformed the Series’ benchmark, the Index, for the reporting period. The relative performance of the Series was hindered by its smaller exposure to California general obligation (GO) bonds compared to the Index, and the Series’ returns were pressured by its overweight exposure to municipal debt securities in the 10-year maturity range compared to the Index. Municipal bonds maturing in more than 25 years outperformed shorter-term bonds during the reporting period. Compared to its peer group, all classes of the Series’ shares lagged the Lipper California Municipal Debt Funds Average (the Lipper Average) for the 12 months ended August 31, 2004.

A shift in our investment discipline

For several months after the reporting period began, municipal bond prices generally worked their way higher as the Federal Reserve (the Fed) left short-term interest rates at historically low levels. This was done to support an economic recovery that was failing to produce many jobs, based on data released from September 2003 through March 2004. In late March 2004 we initiated a shift in our investment discipline that had an impact on the Series’ duration, a measure of its sensitivity to changes in interest rates. In managing the Series’ duration, we previously focused more on the durations of funds in its Lipper peer group. However, in the volatile trading environment, our efforts to match the changes in the peer group durations were sometimes unsuccessful and contributed to the Series’ underperformance versus its Lipper Average. Therefore we began implementing a strategy that positions the Series’ duration and other investment characteristics more in line with the Index. To that end, we lengthened the Series’ duration in late March 2004.

Shortly afterward, government figures released in early April, May, and June 2004 showed that the job market had finally begun to improve along with the rest of the

Dryden California Municipal Fund/California Series	5

Investment Adviser’s Report (continued)

economy. These figures and a pick-up in inflation caused the financial markets to speculate that the Fed would soon hike short-term rates to lessen the amount of monetary stimulus in the economy. Anticipation of tighter monetary policy pushed bond yields higher, which caused bond prices to fall. A longer duration during that time detracted from the Series’ returns by making the Series more sensitive to the rise in interest rates. However, we believe this strategy of focusing on the benchmark will enhance the risk profile of the Series and improve the predictability of its performance over the longer term.

Late rebound in the municipal bond market

The Fed raised the target for the federal funds rate—the rate banks charge each other for overnight loans—to 1.25% from 1.00% in June and to 1.50% from 1.25% in August 2004. Fed policymakers reiterated that further rate hikes would likely occur at a “measured” pace, but warned they would respond to changing economic prospects as needed in order to maintain price stability in the economy. Meanwhile, the economic expansion had already begun to slow as high oil prices seemed to hurt consumer spending. Moderating economic growth and the possibility of a gradual rise in rates soothed some concerns about investing in debt securities. Thus the municipal bond rally resumed late in the reporting period, which enhanced the Series’ performance.

Working to preserve interest income

Even though the Fed began a new round of rate hikes during the reporting period, the level of yields in the municipal bond market remained relatively low overall. With this in mind, we tried to maintain interest income in the Series by making adjustments to its balance of high-quality bonds versus low-quality bonds. We sold some Aaa-rated, insured zero coupon bonds, which are so named because they pay no periodic interest and are sold at discount prices to make up for their lack of periodic interest payments. Proceeds were used to selectively purchase lower-quality municipal bonds with above-market coupon rates. As you may recall, municipal bonds in the 10-year maturity range underperformed long-term municipal bonds. Nevertheless, many of the Series’ bonds in the 10-year maturity range provided attractive interest income, so we were reluctant to sell them.

Series held too few California GO bonds

As previously mentioned, a smaller exposure to California GO bonds than the Index detracted from the Series’ performance relative to the Index. Improvement in California’s liquidity position and economic conditions helped boost the value of its GO bonds during the reporting period. Governor Schwarzenegger took steps to bring the state’s financial situation under control. He ultimately submitted a plan to voters

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that called for deficit financing via newly issued economic recovery bonds to restore California’s liquidity position, which would help it promptly pay its obligations. Voters approved the plan and California began to issue the bonds in the spring of 2004. (Notwithstanding this important event, California continues to suffer from a structural imbalance between its projected revenues and projected expenditures.) Moody’s Investors Service Inc., which had earlier downgraded its rating of California GO bonds to Baa1 from A3, reinstated its A3 rating and assigned a positive ratings outlook in May 2004. Standard & Poor’s Ratings Services upgraded California GO bonds three levels from BBB to single-A with a stable ratings outlook in August 2004.

Moving in and out of California tobacco-related bonds

Among other key sectors in the municipal securities market, the Series participated in tobacco-related bonds on an opportunistic basis. This means we purchased bonds when we believed their yields adequately compensated the Series for the risk of owning them, with the intention of selling them when they were no longer attractive on a relative basis. California tobacco-related debt securities, known as Golden St. Tobacco Securitization Asset-Backed Bonds, are supported by payments of tobacco companies to the state government under the Master Settlement Agreement (MSA). They are also subject to appropriation from the California state legislature. Consequently, in the event that the MSA payments are insufficient to pay debt service on the bonds in the first instance, bondholders would be paid from appropriated funds of the state of California. While the Series benefited from its exposure to Golden St. Tobacco Securitization Asset-Backed Bonds, the tobacco-related sector remains volatile due to the risk of further judgments against tobacco companies.

Dryden California Municipal Fund/California Series	7

Fees and Expenses

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Series expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2004.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period. The Series may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Series, that you own. You should consider the additional fees that were charged to your Series account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical

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examples that appear in the shareholder reports of the other funds. The Series may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Series, that you own. You should consider the additional fees that were charged to your Series account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden California Municipal Fund/ California Series		Beginning Account Value March 1, 2004	Ending Account Value August 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$994	1.04%	$5.21
	Hypothetical	$1,000	$1,020	1.04%	$5.28

Class B	Actual	$1,000	$994	1.29%	$6.47
	Hypothetical	$1,000	$1,019	1.29%	$6.55

Class C	Actual	$1,000	$993	1.54%	$7.71
	Hypothetical	$1,000	$1,017	1.54%	$7.81

Class Z	Actual	$1,000	$995	0.79%	$3.96
	Hypothetical	$1,000	$1,021	0.79%	$4.01

* Series expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2004, and divided by the 366 days in the Series’ current fiscal year (to reflect the six-month period).

Dryden California Municipal Fund/California Series	9

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Portfolio of Investments

as of August 31, 2004

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

LONG-TERM INVESTMENTS 96.1%

Municipal Bonds
Abag Fin. Auth. Rev., Schs. of Sacred Heart, Ser. A	Baa3	6.45%	6/01/30	$1,500		$1,591,365
Antelope Valley California
Health Care Dist. Ser. A, F.S.A.	Aaa	5.20	1/01/17	1,000		1,079,080
Baldwin Park Pub. Fin. Auth. Rev., Tax Alloc.	NR	7.05	9/01/14	1,020	(e)	1,040,400
Baldwin Park Uni. Sch. Dis., Election of 2002, F.S.A.	Aaa	5.00	8/01/22	1,065		1,118,889
California St., G.O.	A3	5.50	4/01/30	2,000		2,122,220
California St., M.B.I.A.	Aaa	5.25	2/01/27	1,500		1,570,545
California St. Dept. Wtr. Res. Pwr. Sup. Rev., Ser A	A2	5.00	5/01/17	2,000		2,128,580
California St. Econ. Recov., Ser. A, G.O., M.B.I.A.	Aaa	5.25	7/01/13	1,500		1,698,510
California St. Hsg. Fin. Agcy. Rev., Sngl. Fam. Mtge., Ser. A	Aa2	Zero	2/01/15	8,420		3,742,353
California St. Pub. Works Brd. Dept. Mental Hlth., Lease Rev.	Baa1	5.50	6/01/18	1,970		2,159,810
California Statewide Cmnty. Dev. Auth. Rev. Kaiser Permanente, Ser. G,	A(c)	2.30(g)	4/01/34	1,250		1,248,150
Central California Joint Pwrs. Hlth. Fin. Auth., C.O.P.	Baa2	6.00	2/01/30	1,000		1,025,110
Chino Basin Reg. Fin. Auth. Rev., Inland Empire Util. Agcy. Swr. Proj., M.B.I.A.	Aaa	5.75	11/01/19	200		226,288
Corona-Norco Uni. Sch. Dist. Spec. Tax, Cmnty. Facs. Dist. No. 98-1, M.B.I.A.	Aaa	5.00	9/01/22	1,060		1,109,258
Foothill/Eastern Corridor Agcy. Toll Rd. Rev., M.B.I.A.	Aaa	5.375	1/15/15	500		550,970
Golden St. Tobacco Secur. Corp., Tobacco Settlement Rev.,
Enhanced Asset Bkd., Ser. B	Baa1	5.50	6/01/19	595		613,760
Enhanced Asset Bkd., Ser. B	Baa1	5.625	6/01/20	675		697,559
Enhanced Asset Bkd., Ser. B	Baa1	5.50	6/01/43	1,500		1,539,675
Ser. 2003-A-1	Baa3	6.75	6/01/39	1,000		933,110

See Notes to Financial Statements.

Dryden California Municipal Fund/California Series	11

Portfolio of Investments

as of August 31, 2004 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Kings Cnty. Wste. Mgmt. Auth., Solid Wste. Rev., A.M.T.	BBB(c)	7.20%	10/01/14	$1,150		$1,178,060
Long Beach Redev. Agcy., Dist. No. 3, Spec. Tax Rev. (cost $2,950,530; purchased 10/18/93)	NR	6.375	9/01/23	3,000	(h)	3,166,860
Los Angeles California Cmnty. Coll. Dist. Ser. A, G.O., M.B.I.A.	Aaa	5.50	8/01/17	3,800		4,263,182
Los Angeles California Unified Sch. Dist.
C.O.P., Admin. Bldg. Proj., Ser. B, A.M.B.A.C.	Aaa	5.00	10/01/31	1,500		1,516,875
Election of 1997, Ser. F, G.O., F.G.I.C.	Aaa	5.00	7/01/21	1,000		1,056,210
Los Angeles Cnty., Correctional Facs. Proj., C.O.P., M.B.I.A., E.T.M.	Aaa	Zero	9/01/10	3,770		3,101,466
Los Angeles Conv. & Exhib. Ctr. Auth., C.O.P.	Aaa	9.00	12/01/10	1,250	(d)(e)	1,367,263
Los Angeles Dept. Wtr. & Pwr. Rev., Pwr. Sys., Ser. A-A-1	Aaa	5.25	7/01/20	630		681,566
Los Angeles Hbr. Dept. Rev., Ser. B, A.M.T.	Aa2	5.375	11/01/23	1,000		1,050,880
Metro. Wtr. Dist. of Southern California,
Rev. Linked, S.A.V.R.S. & R.I.B.S.	Aa2	5.75	8/10/18	1,000		1,177,370
Waterworks Rev., Ser. A	Aa2	5.75	7/01/21	2,240		2,632,022
Orange Cnty. Loc. Trans. Auth.,
Linked S.A.V.R.S. & R.I.B.S., A.M.B.A.C.	Aaa	6.20	2/14/11	5,000		5,854,200
Spec. Tax Rev., R.I.B.S.	Aa2	10.544(b)	2/14/11	750		1,006,260
Puerto Rico Comnwlth., Ser. 642A, G.O., M.B.I.A. (cost $1,067,292; purchased 3/29/00)	NR	9.732	7/01/10	1,000	(h)	1,311,920
Redding Elec. Sys. Linked,
R.I.B.S., M.B.I.A., E.T.M.	Aaa	11.184(b)	7/01/22	1,750		2,454,795
S.A.V.R.S., R.I.B.S., M.B.I.A.	Aaa	6.368	7/01/22	50		60,068
Sacramento City Fin. Auth. Rev.,
Cap. Impv., Ser. A, A.M.B.A.C.	Aaa	5.00	12/01/26	2,000		2,038,860
City Hall & Redev. Projs., Ser. A, F.S.A.	Aaa	5.375	12/01/19	1,000		1,107,410

See Notes to Financial Statements.

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Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Sacramento Mun. Utility Dist. Elec. Rev., Ser. N, M.B.I.A.	Aaa	5.00%	8/15/28	$2,500	$2,544,000
San Diego Redev., Agcy. Tax Alloc. North Bay Redev.	Baa1	5.875	9/01/29	1,000	1,034,930
San Diego Uni. Sch. Dist., Election of 1998, Ser. B	Aaa	6.00	7/01/19	1,000	1,214,530
San Francisco City & Cnty. Arpt. Comn. Intl. Arpt. Rev., Second Ser., A.M.T., F.S.A.	Aaa	5.00	5/01/18	2,500	2,572,875
San Francisco City & Cnty., Redev. Agcy., Lease Rev., Cap. Apprec.	A1	Zero	7/01/09	2,000	1,700,080
San Jose Redev. Agcy. Tax Alloc. Merged Area Redev. Proj., F.G.I.C.	Aaa	5.00	8/01/25	2,000	2,047,600
Santa Margarita/Dana Point Auth.,
Impvt. Dists. 1-2-2A & 8, Ser. A, M.B.I.A.	Aaa	7.25	8/01/09	1,000	1,206,000
Impvt. Dists. 3, Ser. B, M.B.I.A.	Aaa	7.25	8/01/08	2,500	2,951,750
Impvt. Dists. 3, Ser. B, M.B.I.A.	Aaa	7.25	8/01/09	1,400	1,688,400
Impvt. Dists. 3, Ser. B, M.B.I.A.	Aaa	7.25	8/01/14	1,000	1,297,630
Ser. A, M.B.I.A., Rev.	Aaa	7.25	8/01/13	1,990	2,550,762
Ser. B, M.B.I.A., Rev.	Aaa	7.25	8/01/12	3,000	3,796,110
So. California Pub. Pwr. Auth.,
Proj. Rev.	A2	6.75	7/01/10	2,265	2,669,846
Proj. Rev.	A2	6.75	7/01/11	1,195	1,424,344
Proj. Rev.	A2	6.75	7/01/13	1,000	1,213,260
Proj. Rev., A.M.B.A.C., E.T.M.	Aaa	Zero	7/01/16	7,925	4,757,061
Stockton Cmnty. Facs. Dist. No. 90-2, Brookside Estates	NR	6.20	8/01/15	700	732,004
Stockton Redev. Agcy. Rev. Stockton Events Ctr., Arena Proj., F.G.I.C.	Aaa	5.00	9/01/36	500	505,570
Torrance California Hosp. Rev., Torrance Mem. Med. Ctr., Ser. A	A1	6.00	6/01/22	2,000	2,196,040
Univ. California Hosp. Rev. UCLA Med. Ctr., Ser. A, A.M.B.A.C.	Aaa	5.125	9/01/31	2,500	2,565,150

See Notes to Financial Statements.

Dryden California Municipal Fund/California Series	13

Portfolio of Investments

as of August 31, 2004 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Univ. California Rev. Multi. Purpose Proj., Ser. O, F.G.I.C.	Aaa	5.25%	5/15/30	$2,000		$2,083,500
Vacaville Cmnty. Redev. Agcy., Cmnty. Hsg. Fin. Multi-fam.	A-(c)	7.375	11/01/14	1,110	(e)	1,143,522
Victor Elementary Sch. Dist., Ser. A, G.O., F.G.I.C.	Aaa	5.375	8/01/19	1,290		1,426,456
Virgin Islands Pub. Fin. Auth. Rev.,
Gross Rcpts. Taxes Ln. Nt., F.S.A.	Aaa	5.25	10/01/19	1,000		1,109,870
Gross Rcpts. Taxes Ln. Nt., F.S.A.	Aaa	5.25	10/01/21	1,000		1,097,630

Total long-term investments (cost $100,193,743)						108,749,819

SHORT-TERM INVESTMENTS 3.3%

Municipal Bonds
California Hsg. Fin. Agcy. Rev., Multi-Fam. Hsg., Ser. A, A.M.T., F.R.D.D	VMIG1	1.45	9/01/04	250		250,000
California St.
Mun. Secs. Tr. Rcpts., Ser. SGA 119, G.O., F.G.I.C., F.R.D.D.	A-1+(c)	1.34	9/01/04	1,150		1,150,000
Mun. Secs. Tr. Rcpts., Ser. SGA 135, G.O., A.M.B.A.C., T.C.R.S., F.R.D.D.	A-1+(c)	1.34	9/01/04	1,300		1,300,000
Mun. Secs. Tr. Cert., G.O., Ser. 2001-135, Class. A, F.G.I.C., F.R.D.D., 144A	A-1(c)	1.34	9/01/04	700		700,000
Ser. 2001-136, Class. A, F.G.I.C., F.R.D.D., 144A	A-1(c)	1.34	9/01/04	300		300,000

Total short-term investments (cost $3,700,000)						3,700,000

Total Investments 99.4% (cost $103,893,743)						112,449,819
Other assets in excess of liabilities 0.6%						708,256

Net Assets 100%						$113,158,075

See Notes to Financial Statements.

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(a)	The following abbreviations are used in the portfolio descriptions:

A.M.B.A.C.—American Municipal Bond Assurance Corporation.

A.M.T.—Alternative Minimum Tax.

C.O.P.—Certificates of Participation.

E.T.M.—Escrowed to Maturity.

F.G.I.C.—Financial Guaranty Insurance Company.

F.R.D.D.—Floating Rate (Daily) Demand Note.(f)

F.S.A.—Financial Security Assurance.

G.O.—General Obligation.

M.B.I.A.—Municipal Bond Insurance Corporation.

R.I.B.S.—Residential Interest Bearing Securities.

S.A.V.R.S.—Select Auction Variable Rate Securities.

T.C.R.S.—Transferable Custodial Receipts

(b)	Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(c)	Standard & Poor’s rating.
(d)	Partial principal amount pledged as collateral for financial futures contracts.
(e)	Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(f)	For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(g)	Floating rate. Rate shown is the rate in effect at August 31, 2004.
(h)	Indicates illiquid securities restricted as to resale. The aggregate cost of such securities was $4,017,822 and was approximately 3.6% of net assets.
NR—Not	Rated by Moody’s or Standard & Poor’s.

The fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2004 were as follows:

Special Tax/Assessment District	27.0%
General Obligation	18.1
Power	15.2
Lease Backed Certificate of Participation	10.6
Healthcare	6.7
Education	4.8
Housing	4.5
Water & Sewer	4.2
Transportation	4.0
Tobacco	3.3
Solid Waste/Resource Recovery	1.0

99.4
Other assets in excess of liabilities	0.6

100.0%

See Notes to Financial Statements.

Dryden California Municipal Fund/California Series	15

Statement of Assets and Liabilities

as of August 31, 2004

Assets
Investments, at value (cost $103,893,743)	$112,449,819
Cash	44,678
Interest receivable	1,098,902
Receivable for Series shares sold	316
Prepaid expenses	4,982

Total assets	113,598,697

Liabilities
Payable for Series shares reacquired	178,932
Accrued expenses	99,335
Dividends payable	71,137
Management fee payable	47,805
Distribution fee payable	27,377
Deferred Trustees’ fees	14,911
Due to broker-variation margin	1,125

Total liabilities	440,622

Net Assets	$113,158,075

Net assets were comprised of:
Shares of beneficial interest, at par	$94,520
Paid-in capital in excess of par	101,392,619

101,487,139
Overdistributed net investment income	(53,318)
Accumulated net realized gain on investments	3,186,560
Net unrealized appreciation on investments	8,537,694

Net assets, August 31, 2004	$113,158,075

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($89,238,805 ÷ 7,453,756 shares of beneficial interest issued and outstanding)	$11.97
Maximum sales charge (4% of offering price)	0.50

Maximum offering price to public	$12.47

Class B
Net asset value, offering price and redemption price per share
($17,665,703 ÷ 1,475,923 shares of beneficial interest issued and outstanding)	$11.97

Class C
Net asset value, offering price and redemption price per share
($1,736,171 ÷ 145,056 shares of beneficial interest issued and outstanding)	$11.97

Class Z
Net asset value, offering price and redemption price per share
($4,517,396 ÷ 377,301 shares of beneficial interest issued and outstanding)	$11.97

See Notes to Financial Statements.

Dryden California Municipal Fund/California Series	17

Statement of Operations

Year Ended August 31, 2004

Net Investment Income
Income
Interest	$6,008,251

Expenses
Management fee	603,545
Distribution fee—Class A	235,083
Distribution fee—Class B	98,614
Distribution fee—Class C	16,110
Custodian’s fees and expenses	114,000
Reports to shareholders	53,000
Transfer agent’s fees and expenses	46,000
Registration fees	44,000
Legal fees and expenses	38,000
Audit fee	26,000
Trustees’ fees	13,000
Miscellaneous	10,076

Total expenses	1,297,428

Net investment income	4,710,823

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	5,327,420
Financial futures transactions	(1,035,453)
Interest rate swap transactions	(44,671)
Options written transactions	15,260

4,262,556

Net change in unrealized appreciation (depreciation) on:
Investments	(2,310,780)
Financial futures	15,384

(2,295,396)

Net gain on investments	1,967,160

Net Increase In Net Assets Resulting From Operations	$6,677,983

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended August 31,
	2004	2003
Increase (Decrease) In Net Assets
Operations
Net investment income	$4,710,823	$5,593,774
Net realized gain on investments	4,262,556	1,704,541
Net change in unrealized appreciation (depreciation) on investments	(2,295,396)	(4,598,499)

Net increase in net assets resulting from operations	6,677,983	2,699,816

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(3,695,744)	(4,322,771)
Class B	(726,345)	(937,844)
Class C	(73,929)	(83,781)
Class Z	(200,892)	(190,604)

	(4,696,910)	(5,535,000)

Distributions from net realized gains
Class A	(1,462,100)	(707,585)
Class B	(319,113)	(168,739)
Class C	(34,029)	(12,098)
Class Z	(91,318)	(28,302)

	(1,906,560)	(916,724)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	9,360,453	23,670,413
Net asset value of shares issued in reinvestment of dividends and distributions	3,991,685	3,718,587
Cost of shares reacquired	(25,439,241)	(32,912,886)

Net decrease in net assets from Series share transactions	(12,087,103)	(5,523,886)

Total decrease	(12,012,590)	(9,275,794)

Net Assets
Beginning of year	125,170,665	134,446,459

End of year	$113,158,075	$125,170,665

See Notes to Financial Statements.

Dryden California Municipal Fund/California Series	19

Notes to Financial Statements

Dryden California Municipal Fund (the “Fund”), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of three series. These financial statements relate only to California Series (the ‘Series’). The financial statements of the other series are not presented herein. The assets of each series are invested in separate, independently managed portfolios. The Series commenced investment operations on September 19, 1984. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and California state income taxes with the minimum of risk by investing in “investment grade” tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a “when-issued” basis) as of the close of trading on the New York Stock Exchange, on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq Official Closing Price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market marker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the

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last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Restricted Securities: The Series may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). The restricted securities held by the Series at August 31, 2004 include registration rights under which the Series may demand registration by the issuers. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the

Dryden California Municipal Fund/California Series	21

Notes to Financial Statements

financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Inverse Floaters: The Series invests in variable rate securities commonly called “inverse floaters”. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

Options: The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities, which the Series currently owns or intends to purchase. The Series’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written.

The Series, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

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Interest Rate Swaps: The Series may enter into interest rate swaps. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by “marking-to-market” to reflect the market value of the swap. When the swap is terminated, the Series will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Series’ basis in the contract, if any.

The Series is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Series does not anticipate non-performance by any counterparty.

Written options, future contracts and swap contracts involve elements of both market and certain risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from securities transactions are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulation and which may differ

Dryden California Municipal Fund/California Series	23

Notes to Financial Statements

from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested assets earn credits which reduce the fees charged by the custodian. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Series. In connection therewith, PIM is obligated to keep certain books and records of the Series. PI pays for the services of PIM, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Series.

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Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees to .25% and ..75 of 1% of the Class A and C shares, respectively.

PIMS has advised the Series that they received approximately $28,900 and $1,000 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended August 31, 2004. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended August 31, 2004, it received approximately $25,300 and $6,400 in contingent deferred sales charges imposed upon redemptions by Class B and Class C shareholders, respectively.

PI, PIMS and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Series, along with other affiliated registered investment companies (the “Companies”), is party to a syndicated credit agreement (“SCA”) with a group of banks. The SCA provided for a commitment of $800 million, through April 30, 2004, and allowed the Companies to increase the commitment to $1 billion, if necessary. Effective May 1, 2004, the commitment provided by the SCA was reduced to $500 million and the SCA was renewed under the same terms and conditions. The expiration date of the renewed SCA is October 29, 2004. Interest on any borrowings will be incurred at market rates. The Companies pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Companies pro rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The Series did not borrow any amounts pursuant to the SCA during the year ended August 31, 2004.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended August 31, 2004, the Series incurred fees of approximately $33,200 for the services of PMFS. As of August 31 2004, approximately $2,600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates, where applicable.

Dryden California Municipal Fund/California Series	25

Notes to Financial Statements

The Series pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Series incurred approximately $6,100 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”) an affiliate of PI, were approximately $3,200 for the year ended August 31, 2004. As of August 31, 2004 approximately $300 of such fees were due to Wachovia. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended August 31, 2004 were $83,719,488 and $99,175,053 respectively.

During the year ended August 31, 2004, the Series entered into financial futures contracts. Details of open contracts at August 31, 2004 are as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at August 31, 2004	Unrealized Depreciation
	Short Positions:
	U.S. Treasury
3	10 yr Notes	Sep. 04	$(322,024)	$(340,406)	$(18,382)

Transactions in options written during the year ended August 31, 2004 were as follows:

	Number of Contracts	Premiums Received
Options outstanding as of August 31, 2003	—	$—
Options written	36	15,260
Options expired	(36)	(15,260)

Options outstanding as of August 31, 2004	—	$—

Note 5. Distributions and Tax Information

In order to present overdistributed net investment income and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, overdistributed net investment income and accumulated net realized gain or loss on investments.

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For the year ended August 31, 2004, the adjustments were to decrease overdistributed net investment income by $13,913, and increase accumulated net realized gain by $13,913 due to the difference in the treatment of accreting market discount between financial and tax reporting. Net investment income, net realized gains and net assets were not affected by this change.

For the years ended August 31, 2004 and August 31, 2003, the tax character of total dividends paid, as reflected in the Statement of Changes in Net Assets, were as follows.

Year	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Total Distributions
2004	$4,696,910	$124,036	$1,782,524	$6,603,470
2003	$5,535,000	—	$916,724	$6,451,724

As of August 31, 2004, the accumulated undistributed earnings on a tax basis were $17,819 of tax-exempt income (including a timing difference of $71,137 for dividends payable) and $3,024,492 of long-term capital gain.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of August 31, 2004 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Total Net Unrealized Appreciation
$103,750,057	$8,805,737	$105,975	$8,699,762

The difference between book basis and tax basis is primarily attributable to the difference in the treatment of market discount for book and tax purposes.

Note 6. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Prior to March 15, 2004, Class A shares were sold with a front-end sales charge of 3%. Effective on March 15, 2004, all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Prior to February 2, 2004, Class C shares were sold with a front-end sales charge of 1% and a CDSC of 1% during the first 18 months. Class C shares purchased on or after February 2, 2004 are not subject to an initial front-end sales charge and the CDSC for Class C shares is 12 months from the date of purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after

Dryden California Municipal Fund/California Series	27

Notes to Financial Statements

purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to limited group of investors.

The Series has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended August 31, 2004:
Shares sold	341,993	$4,105,547
Shares issued in reinvestment of dividends and distributions	259,117	3,116,626
Shares reacquired	(1,347,278)	(16,060,612)

Net increase (decrease) in shares outstanding before conversion	(746,168)	(8,838,439)
Shares issued upon conversion from Class B	134,385	1,619,117

Net increase (decrease) in shares outstanding	(611,783)	$(7,219,322)

Year ended August 31, 2003:
Shares sold	1,240,808	$15,185,316
Shares issued in reinvestment of dividends and distributions	236,644	2,890,708
Shares reacquired	(2,024,588)	(24,720,854)

Net increase (decrease) in shares outstanding before conversion	(547,136)	(6,644,830)
Shares issued upon conversion from Class B	260,421	3,251,425

Net increase (decrease) in shares outstanding	(286,715)	$(3,393,405)

Class B
Year ended August 31, 2004:
Shares sold	63,757	$764,836
Shares issued in reinvestment of dividends and distributions	46,396	558,519
Shares reacquired	(270,220)	(3,207,869)

Net increase (decrease) in shares outstanding before conversion	(160,067)	(1,884,514)
Shares reacquired upon conversion into Class A	(134,439)	(1,619,117)

Net increase (decrease) in shares outstanding	(294,506)	$(3,503,631)

Year ended August 31, 2003:
Shares sold	174,886	$2,157,303
Shares issued in reinvestment of dividends and distributions	50,521	616,800
Shares reacquired	(291,605)	(3,547,746)

Net increase (decrease) in shares outstanding before conversion	(66,198)	(773,643)
Shares reacquired upon conversion into Class A	(260,448)	(3,251,425)

Net increase (decrease) in shares outstanding	(326,646)	$(4,025,068)

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Class C	Shares	Amount
Year ended August 31, 2004:
Shares sold	10,855	$132,326
Shares issued in reinvestment of dividends and distributions	7,455	89,714
Shares reacquired	(83,932)	(1,004,262)

Net increase (decrease) in shares outstanding	(65,622)	$(782,222)

Year ended August 31, 2003:
Shares sold	111,503	$1,367,428
Shares issued in reinvestment of dividends and distributions	5,792	70,778
Shares reacquired	(77,218)	(941,790)

Net increase (decrease) in shares outstanding	40,077	$496,416

Class Z
Year ended August 31, 2004:
Shares sold	363,951	$4,357,744
Shares issued in reinvestment of dividends and distributions	18,845	226,826
Shares reacquired	(431,062)	(5,166,498)

Net increase (decrease) in shares outstanding	(48,266)	$(581,928)

Year ended August 31, 2003:
Shares sold	403,777	$4,960,366
Shares issued in reinvestment of dividends and distributions	11,470	140,301
Shares reacquired	(301,224)	(3,702,496)

Net increase (decrease) in shares outstanding	114,023	$1,398,171

Dryden California Municipal Fund/California Series	29

Financial Highlights

Class A
Year Ended August 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.95

Income from investment operations
Net investment income	.47
Net realized and unrealized gain (loss) on investment transactions	.20

Total from investment operations	.67

Less Distributions
Dividends from net investment income	(.47)
Distributions in excess of net investment income	—
Distributions from net realized gains	(.18)

Total distributions	(.65)

Net asset value, end of year	$11.97

Total Return(b):	5.75%
Ratios/Supplemental Data:
Net assets, end of year (000)	$89,239
Average net assets (000)	$94,033
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.04%
Expenses, excluding distribution and service (12b-1) fees	.79%
Net investment income	3.94%
For Class A, B, C and Z shares:
Portfolio turnover rate	74%

(a)	Less than $.005 per share.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(c)	Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gain (loss) per share by less than $.005 and increase the ratio of net investment income from 4.37% to 4.38%. Per share amounts and ratios for the year ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d)	The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended August 31,
2003	2002(c)	2001	2000

$12.30	$12.36	$11.78	$11.45

.51	.53	.56	.58
(.27)	.05	.58	.33

.24	.58	1.14	.91

(.51)	(.53)	(.56)	(.58)
—	—	—	— (a)
(.08)	(.11)	—	—

(.59)	(.64)	(.56)	(.58)

$11.95	$12.30	$12.36	$11.78

2.02%	4.92%	9.91%	8.35%

$96,409	$102,729	$103,368	$94,776
$103,428	$102,429	$99,324	$93,560

.97%	.97%	.98%	.93%
.72%	.72%	.73%	.68%
4.22%	4.38%	4.66%	5.13%

63%	30%	48%	25%

See Notes to Financial Statements.

Dryden California Municipal Fund/California Series	31

Financial Highlights

Cont’d

Class B
Year Ended August 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.95

Income from investment operations
Net investment income	.44
Net realized and unrealized gain (loss) on investment transactions	.20

Total from investment operations	.64

Less Distributions
Dividends from net investment income	(.44)
Distributions in excess of net investment income	—
Distributions from net realized gains	(.18)

Total distributions	(.62)

Net asset value, end of year	$11.97

Total Return(b):	5.48%
Ratios/Supplemental Data:
Net assets, end of year (000)	$17,666
Average net assets (000)	$19,723
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.29%
Expenses, excluding distribution and service (12b-1) fees	.79%
Net investment income	3.69%

(a)	Less than $.005 per share.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(c)	Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gain (loss) per share by less than $.005 and no effect on the ratio of net investment income. Per share amounts and ratios for the year ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Class B
Year Ended August 31,
2003	2002(c)	2001	2000

$12.30	$12.36	$11.78	$11.44

.48	.50	.53	.56
(.27)	.05	.58	.34

.21	.55	1.11	.90

(.48)	(.50)	(.53)	(.56)
—	—	—	— (a)
(.08)	(.11)	—	—

(.56)	(.61)	(.53)	(.56)

$11.95	$12.30	$12.36	$11.78

1.76%	4.67%	9.63%	8.18%

$21,157	$25,787	$27,554	$32,403
$23,862	$26,110	$28,540	$38,348

1.22%	1.22%	1.23%	1.18%
.72%	.72%	.73%	.68%
3.97%	4.13%	4.41%	4.89%

See Notes to Financial Statements.

Dryden California Municipal Fund/California Series	33

Financial Highlights

Cont’d

Class C
Year Ended August 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.95

Income from investment operations
Net investment income	.41
Net realized and unrealized gain (loss) on investment transactions	.20

Total from investment operations	.61

Less Distributions
Dividends from net investment income	(.41)
Distributions in excess of net investment income	—
Distributions from net realized gains	(.18)

Total distributions	(.59)

Net asset value, end of year	$11.97

Total Return(b):	5.22%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,736
Average net assets (000)	$2,148
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.54%
Expenses, excluding distribution and service (12b-1) fees	.79%
Net investment income	3.45%

(a)	Less than $.005 per share.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(c)	Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gain (loss) per share by less than $.005 and no effect on the ratio of net investment income. Per share amounts and ratios for the year ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d)	The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% on the average daily net assets of Class C shares.

See Notes to Financial Statements.

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Class C
Year Ended August 31,
2003	2002(c)	2001	2000

$12.30	$12.36	$11.78	$11.44

.45	.47	.50	.53
(.27)	.05	.58	.34

.18	.52	1.08	.87

(.45)	(.47)	(.50)	(.53)
—	—	—	— (a)
(.08)	(.11)	—	—

(.53)	(.58)	(.50)	(.53)

$11.95	$12.30	$12.36	$11.78

1.51%	4.41%	9.36%	7.91%

$2,518	$2,098	$1,519	$1,112
$2,271	$1,778	$1,226	$1,290

1.47%	1.47%	1.48%	1.43%
.72%	.72%	.73%	.68%
3.74%	3.89%	4.14%	4.64%

See Notes to Financial Statements.

Dryden California Municipal Fund/California Series	35

Financial Highlights

Cont’d

Class Z
Year Ended August 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.95

Income from investment operations
Net investment income	.50
Net realized and unrealized gain (loss) on investment transactions	.20

Total from investment operations	.70

Less Distributions
Dividends from net investment income	(.50)
Distributions in excess of net investment income	—
Distributions from net realized gains	(.18)

Total distributions	(.68)

Net asset value, end of year	$11.97

Total Return(b):	6.01%
Ratios/Supplemental Data:
Net assets, end of year (000)	$4,517
Average net assets (000)	$4,805
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.79%
Expenses, excluding distribution and service (12b-1) fees	.79%
Net investment income	4.19%

(a)	Less than $.005 per share.
(b)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(c)	Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gain (loss) per share by less than $.005 and no effect on the ratio of net investment income. Per share amounts and ratios for the year ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class Z
Year Ended August 31,
2003	2002(c)	2001	2000

$12.30	$12.37	$11.79	$11.45

.54	.56	.59	.61
(.27)	.04	.58	.34

.27	.60	1.17	.95

(.54)	(.56)	(.59)	(.61)
—	—	—	— (a)
(.08)	(.11)	—	—

(.62)	(.67)	(.59)	(.61)

$11.95	$12.30	$12.37	$11.79

2.27%	5.09%	10.17%	8.71%

$5,087	$3,832	$2,298	$1,599
$4,300	$2,778	$1,708	$1,231

.72%	.72%	.73%	.68%
.72%	.72%	.73%	.68%
4.49%	4.64%	4.90%	5.37%

See Notes to Financial Statements.

Dryden California Municipal Fund/California Series	37

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Dryden California Municipal Fund—California Series:

We have audited the accompanying statement of assets and liabilities of the Dryden California Municipal Fund—California Series (one of the portfolios constituting Dryden California Municipal Fund, hereafter referred to as the “Series”), including the portfolio of investments, as of August 31, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 2003 and the financial highlights for the periods presented prior to the year ended August 31, 2004, were audited by other auditors, whose report dated, October 22, 2003, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Series as of August 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 20, 2004

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Tax Information

(Unaudited)

As required by the Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Series during its fiscal year ended August 31, 2004, dividends paid from net investment income of $.47 per Class A share, $.44 per Class B share, $.41 per Class C share and $.50 per Class Z share were all federally tax-exempt interest dividends. In addition, the Series paid long-term capital gains of $.17 per share of each Class A, B, C and Z shares. The Series also paid distributions from short-term capital gains of $.01 per Class A, B, C and Z shares which, are taxable as ordinary income.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 2005, you will be advised on IRS Form 1099 DIV or substitute Form 1099, as to the federal tax status of the distributions received by you in calendar year 2004. The amounts that will be reported on such form 1099 DIV will be the amounts to use on your federal income tax return and will differ from the amounts which we must report for the Series’ fiscal year ended August 31, 2004.

Additional Information

(Unaudited)

Commencing after July 31, 2004, the Series will file a complete portfolio of holdings on the Series’ first and third quarter-end on Form N-Q with the Securities and Exchange Commission (the “Commission”). Form N-Q will be available on the Commission’s website at http://www.sec.gov or by visiting the Commission’s Public Reference Room. For information on the Commission’s Public Reference Room visit the Commission’s website.

Dryden California Municipal Fund/California Series	39

Management of the Fund

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 Act (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

David E.A. Carson (70), Trustee since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Trustee since 2003(3) Oversees 100 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Storage Technology Corporation (technology) (since 1979), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Trustee since 2003(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Trustee since 1993(3) Oversees 94 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Robin B. Smith (65), Trustee since 2003(3) Oversees 99 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

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Stephen D. Stoneburn (61), Trustee since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (65), Trustee since 2003(3) Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Trustees(1)

Judy A. Rice (56), President since 2003 and Trustee since 2000(3) Oversees 101 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (57), Vice President and Trustee since 1996(3) Oversees 175 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

William V. Healey (51), Chief Legal Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management

Dryden California Municipal Fund/California Series	41

Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc., Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Deborah A. Docs (46), Secretary since 1998; Assistant Secretary (1985-1998)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Lee D. Augsburger (45), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 1996(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Jonathan D. Shain (46), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or “PIM”) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

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(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden California Municipal Fund/California Series	43

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 8/31/04
	One Year	Five Years	Ten Years	Since Inception
Class A	1.52%	5.29%	5.58% (5.56)	6.19% (6.17)
Class B	0.48	5.75	5.69 (5.67)	6.98 (6.77)
Class C	4.22	5.65	5.43 (5.41)	5.38 (5.36)
Class Z	6.01	6.42	N/A	6.02 (6.01)

Average Annual Total Returns (Without Sales Charges) as of 8/31/04
	One Year	Five Years	Ten Years	Since Inception
Class A	5.75%	6.15%	6.01% (5.99)	6.48% (6.47)
Class B	5.48	5.91	5.69 (5.67)	6.98 (6.77)
Class C	5.22	5.65	5.43 (5.41)	5.38 (5.36)
Class Z	6.01	6.42	N/A	6.02 (6.01)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A Shares).

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A, 1/22/90; Class B, 9/19/84; Class C, 8/1/94; and Class Z, 9/18/96.

The graph compares a $10,000 investment in the Dryden California Municipal Fund/California Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account

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values at the beginning of the 10-year period for Class A shares (August 31, 1994) and the account values at the end of the current fiscal year (August 31, 2004), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through August 31, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Series. This is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Series charged a maximum front-end sales charge of 3.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 4.00% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of up to 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Through February 1, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of up to 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, the CDSC of 1% for Class C shares purchased on or after that date will apply for 12 months from the date of purchase, and the annual 12b-1 fee will remain up to 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns on investment in the graph and the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. Without waiver of fees and/or expense subsidization, the Series’ returns would have been lower, as indicated in parentheses.

Dryden California Municipal Fund/California Series

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Series’ investment adviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Series. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange
Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Series voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Series’ website at http://www.prudential.com and on the Commission’s website at http://www.sec.gov.

TRUSTEES
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer • Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

Dryden California Municipal Fund/California Series
Share Class	A	B	C	Z
NASDAQ	PRMCX	PBCMX	PCCSX	PZCSX
CUSIP	262433881	262433873	262433865	262433857

An investor should consider the investment objectives, risks, and charges and expenses of the Series carefully before investing. The prospectus for the Series contains this and other information about the Series. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

Prudential Fixed Income is a business unit of Prudential Investment Management, Inc. (PIM). Quantitative Management Associates LLC, Jennison Associates LLC, and PIM are registered investment advisers and Prudential Financial companies.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders of the Fund can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden California Municipal Fund/California Series, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at Dryden California Municipal Fund/California Series, PO Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden California Municipal Fund/California Series
Share Class	A	B	C	Z
NASDAQ	PRMCX	PBCMX	PCCSX	PZCSX
CUSIP	262433881	262433873	262433865	262433857

MF116E    IFS-A097672    Ed. 10/2004

Dryden California Municipal Fund/California Income Series

AUGUST 31, 2004	ANNUAL REPORT

FUND TYPE

Municipal bond

OBJECTIVE

Maximize current income that is exempt from California state and federal income taxes, consistent with the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

Dear Shareholder,

October 15, 2004

We hope that you find the annual report for the California Income Series informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity of having at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and is reflective of your personal investor profile and tolerance for risk.

JennisonDryden mutual funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC and/or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden mutual funds.

Sincerely,

Judy A. Rice, President

Dryden California Municipal Fund/California Income Series

Dryden California Municipal Fund/California Income Series	1

Your Series’ Performance

Series objective

The investment objective of the Dryden California Municipal Fund/California Income Series (the Series) is to maximize current income that is exempt from California state and federal income taxes, consistent with the preservation of capital. There can be no assurance that the Series will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares).

Cumulative Total Returns[1] as of 8/31/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	6.55%	33.32%	82.79% (81.29)	154.77% (147.79)
Class B	6.29	31.68	77.16 (75.71)	77.59 (75.69)
Class C	6.03	30.04	72.80 (71.38)	73.61 (72.19)
Class Z	6.82	34.99	N/A	60.34 (60.05)
Lehman Brothers Municipal Bond Index[3]	7.11	38.09	88.71	***
Lipper CA Muni Debt Funds Avg.[4]	7.04	31.68	75.54	****

Average Annual Total Returns[1] as of 9/30/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	–0.29%	5.12%	5.95% (5.86)	6.72% (6.51)
Class B	–1.31	5.56	6.05 (5.97)	5.50 (5.39)
Class C	2.37	5.45	5.79 (5.70)	5.63 (5.54)
Class Z	4.22	6.26	N/A	6.14 (6.11)
Lehman Brothers Municipal Bond Index[3]	4.60	6.77	6.77%	***
Lipper CA Muni Debt Funds Avg.[4]	4.64	5.80	6.00	****

Distributions and Yields[1] as of 8/31/04
			Taxable Equivalent 30-Day Yield[5] at Tax Rates of
	Total Distributions Paid for 12 Months	30-Day SEC Yield	33%	35%
Class A	$0.61	3.48%	5.73%	5.90%
Class B	$0.58	3.39	5.58	5.75
Class C	$0.56	3.14	5.17	5.33
Class Z	$0.64	3.88	6.38	6.58

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.00%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.3%, 0.5%, and 1.0% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. Without waiver of fees and/or expense subsidization, the Series’ returns would have been lower, as indicated in parentheses.

2Inception dates: Class A, 12/3/90; Class B, 12/7/93; Class C, 8/1/94; and Class Z, 9/18/96.

3The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

4The Lipper California (CA) Muni Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper CA Muni Debt Funds category for the periods noted. Funds in the Lipper Average limit their assets to those securities that are exempt from taxation in California.

5Taxable equivalent yields reflect federal and applicable state tax rates.

Investors cannot invest directly in an index. The returns for the Lehman Brothers Municipal Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***Lehman Brothers Municipal Bond Index Closest Month-End to Inception cumulative total returns as of 8/31/04 are 153.56% for Class A, 88.15% for Class B, 89.37% for Class C, and 62.45% for Class Z. Lehman Brothers Municipal Bond Index Closest Month-End to Inception average annual total returns as of 9/30/04 are 7.00% for Class A, 6.06% for Class B, 6.54% for Class C, and 6.32% for Class Z.

****Lipper Average Closest Month-End to Inception cumulative total returns as of 8/31/04 are 135.90% for Class A, 74.78% for Class B, 76.13% for Class C, and 51.85% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/04 are 6.44% for Class A, 5.34% for Class B, 5.78% for Class C, and 5.43% for Class Z.

Dryden California Municipal Fund/California Income Series	3

Your Series’ Performance (continued)

Five Largest Issues expressed as a percentage of net assets as of 8/31/04
Foothill/Eastern Trans. Corr. Agcy., Toll Rd. Rev., 1/01/13, 7.15%	2.8%
Southern California Pub. Pwr. Auth., Palo Verde Proj., 7/01/16, Zero Coupon	2.5
Orange Cnty. Loc. Trans. Auth., Sales. Tax Rev., 2/14/11, 6.20%	2.3
California St. Pub. Wks. Brd., Rev., Dept. Mental Hlth., 6/01/18, 5.50%	2.1
California Edl. Facs. Auth. Rev., Rfdg. Standford Univ., 11/01/21, 5.00%	1.9

Issues are subject to change.

Credit Quality expressed as a percentage of net assets as of 8/31/04
Aaa	49.8%
Aa	2.9
A	8.5
Baa	11.4
Ba	1.3
B	1.2
NR	23.6
Other assets in excess of liabilities	1.3

Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit quality is subject to change.

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Investment Adviser’s Report

Prudential Investment Management, Inc.

Momentous year in California municipal bond market

Prices of municipal bonds rallied, declined sharply, and rallied again during the Series’ fiscal year that began September 1, 2003. The resumption of the rally late in the reporting period helped municipal bonds return a respectable 7.11% for the 12 months ended August 31, 2004, based on the Lehman Brothers Municipal Bond Index (the Index). In addition to the volatile market conditions, investors in California municipal bonds encountered significant political and fiscal developments. Governor Gray Davis was recalled and succeeded by Governor Arnold Schwarzenegger in November 2003, and the Golden State experienced financial challenges that affected its credit rating.

Although the Series’ holdings were diversified across many sectors of the California municipal securities market to limit risk, all classes of the Series’ shares underperformed the Series’ benchmark, the Index, for the reporting period. The relative performance of the Series was hindered by its smaller exposure to California general obligation (GO) bonds compared to the Index, and the Series’ returns were pressured by its overweight exposure to municipal debt securities in the 10-year maturity range compared to the Index. Municipal bonds maturing in more than 25 years outperformed shorter-term bonds during the reporting period. Compared to its peer group, all classes of the Series’ shares lagged the Lipper California Municipal Debt Funds Average (the Lipper Average) for the 12 months ended August 31, 2004.

A shift in our investment discipline

For several months after the reporting period began, municipal bond prices generally worked their way higher as the Federal Reserve (the Fed) left short-term interest rates at historically low levels. This was done to support an economic recovery that was failing to produce many jobs, based on data released from September 2003 through March 2004. In late March 2004 we initiated a shift in our investment discipline that had an impact on the Series’ duration, a measure of its sensitivity to changes in interest rates. In managing the Series’ duration, we previously focused more on the durations of funds in its Lipper peer group. However, in the volatile trading environment, our efforts to match the changes in the peer group durations were sometimes unsuccessful and contributed to the Series’ underperformance versus its Lipper Average. Therefore we began implementing a strategy that positions the Series’ duration and other investment characteristics more in line with the Index. To that end, we lengthened the Series’ duration in late March 2004.

Shortly afterward, government figures released in early April, May, and June 2004 showed that the job market had finally begun to improve along with the rest of the economy. These figures and a pick-up in inflation caused the financial markets to

Dryden California Municipal Fund/California Income Series	5

Investment Adviser’s Report (continued)

speculate that the Fed would soon hike short-term rates to lessen the amount of monetary stimulus in the economy. Anticipation of tighter monetary policy pushed bond yields higher, which caused bond prices to fall. A longer duration during that time detracted from the Series’ returns because it made the Series more sensitive to the rise in interest rates. However, we believe this strategy of focusing on the benchmark will enhance the risk profile of the Series and improve the predictability of its performance over the longer term.

Late rebound in the municipal bond market

The Fed raised the target for the federal funds rate—the rate banks charge each other for overnight loans—to 1.25% from 1.00% in June and to 1.50% from 1.25% in August 2004. Fed policymakers reiterated that further rate hikes would likely occur at a “measured” pace, but warned that they would respond to changing economic prospects as needed in order to maintain price stability in the economy. Meanwhile, the economic expansion had already begun to slow as high oil prices seemed to hurt consumer spending. Moderating economic growth and the possibility of a gradual rise in rates soothed some concerns about investing in debt securities. Thus the municipal bond rally resumed late in the reporting period, which enhanced the Series’ performance.

Working to preserve interest income

Even though the Fed began a new round of rate hikes during the reporting period, the level of yields in the municipal bond market remained relatively low overall. With this in mind, we tried to maintain interest income in the Series by making adjustments to its balance of high-quality bonds versus low-quality bonds. We sold some Aaa-rated, insured zero coupon bonds, which are so named because they pay no periodic interest and are sold at discount prices to make up for their lack of periodic interest payments. Proceeds were used to selectively purchase lower-quality municipal bonds with above-market coupon rates. As you may recall, municipal bonds in the 10-year maturity range underperformed long-term municipal bonds. Nevertheless, many of the Series’ bonds in the 10-year maturity range provided attractive interest income, so we were reluctant to sell them.

Series held too few California GO bonds

As previously mentioned, a smaller exposure to California GO bonds than the Index detracted from the Series’ performance relative to the Index. Improvement in California’s liquidity position and economic conditions helped boost the value of its GO bonds during the reporting period. Governor Schwarzenegger took steps to bring the state’s financial situation under control. He ultimately submitted a plan to voters that called for deficit financing via newly issued economic recovery bonds to restore

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California’s liquidity position, which would help it promptly pay its obligations. Voters approved the plan and California began to issue the bonds in the spring of 2004. (Notwithstanding this important event, California continues to suffer from a structural imbalance between its projected revenues and projected expenditures.) Moody’s Investors Service Inc., which had earlier downgraded its rating of California GO bonds to Baa1 from A3, reinstated its A3 rating and assigned a positive ratings outlook in May 2004. Standard & Poor’s Ratings Services upgraded California GO bonds three levels from BBB to single-A with a stable ratings outlook in August 2004.

Moving in and out of California tobacco-related bonds

Among other key sectors in the municipal securities market, the Series participated in tobacco-related bonds on an opportunistic basis. This means we purchased bonds when we believed their yields adequately compensated the Series for the risk of owning them, with the intention of selling them when they were no longer attractive on a relative basis. California tobacco-related debt securities, known as Golden St. Tobacco Securitization Asset-Backed Bonds, are supported by payments of tobacco companies to the state government under the Master Settlement Agreement (MSA). They are also subject to appropriation from the California state legislature. Consequently, in the event that the MSA payments are insufficient to pay debt service on the bonds in the first instance, bondholders would be paid from appropriated funds of the state of California. While the Series benefited from its exposure to Golden St. Tobacco Securitization Asset-Backed Bonds, the tobacco-related sector remains volatile due to the risk of further judgments against tobacco companies.

Focus on bonds backed by special taxes

The Series’ exposure to special tax/assessment district bonds was the largest sector concentration in the portfolio. The bonds help finance the development of public infrastructure for residential communities in California where special taxes levied on parcels of land are sufficient to pay debt service on the bonds. The sector was relatively stable during the reporting period as improving economic growth helped increase the amount of taxes collected. We continued to favor these bonds as we believe the sector offers attractive value on a risk-adjusted basis, i.e., a bond may experience significant improvement in credit quality once the construction of a district is completed.

Dryden California Municipal Fund/California Income Series	7

Fees and Expenses

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Series expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2004.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period. The Series may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Series, that you own. You should consider the additional fees that were charged to your Series account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5%

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hypothetical examples that appear in the shareholder reports of the other funds. The Series may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Series, that you own. You should consider the additional fees that were charged to your Series account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden California Municipal Fund/ California Income Series		Beginning Account Value March 1, 2004	Ending Account Value August 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,001	0.90%	$4.53
	Hypothetical	$1,000	$1,021	0.90%	$4.57

Class B	Actual	$1,000	$1,000	1.15%	$5.78
	Hypothetical	$1,000	$1,019	1.15%	$5.84

Class C	Actual	$1,000	$999	1.40%	$7.03
	Hypothetical	$1,000	$1,018	1.40%	$7.10

Class Z	Actual	$1,000	$1,003	0.65%	$3.27
	Hypothetical	$1,000	$1,022	0.65%	$3.30

* Series expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2004, and divided by the 366 days in the Series’ current fiscal year (to reflect the six-month period).

Dryden California Municipal Fund/California Income Series	9

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Portfolio of Investments

as of August 31, 2004

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS 98.2%

Municipal Bonds
Abag Fin. Auth. For Nonprofit Corp. Rev., San Diego Hosp. Assoc., Ser. C	Baa1	5.375%	3/01/21	$1,665	$1,682,649
Brea Redev. Agcy.,
Rfdg., Tax Alloc., Ser. A, A.M.B.A.C.	Aaa	5.50	8/01/12	2,055	2,332,076
Rfdg., Tax Alloc., Ser. A, A.M.B.A.C.	Aaa	5.50	8/01/19	3,350	3,680,645
California Edl. Facs. Auth. Rev., Rfdg. Stanford Univ., Ser R	Aaa	5.00	11/01/21	3,700	3,895,397
California Infrastructure & Econ. Dev. Bk. Rev., Scripps Research Inst., Ser. A	Aa3	5.75	7/01/30	1,500	1,571,415
California Poll. Ctrl. Fin. Auth., Solid Wste. Disp. Rev., Keller Canyon Landfill Co. Proj.	B1	6.875	11/01/27	2,500	2,512,375
California Rural Home Mtge. Fin. Auth., Sngl. Fam. Mtge. Rev., Mtge. Bkd. Secs., Ser. D, F.N.M.A., A.M.T., G.N.M.A.	AAA(c)	6.00	12/01/31	560	564,575
California St. Cmnty. Cap. Apprec. Cmnty. Facs., Dist. No. 97-1	NR	Zero	9/01/22	4,440	1,553,512
California St. Dept. Wtr. Res. Pwr., Ser. A	A2	5.00	5/01/17	3,320	3,533,443
California St. Pub. Wks. Brd., Rev., Dept. Mental Hlth., Ser. A	Baa1	5.50	6/01/18	4,000	4,385,400
California St. Univ. Rev. & Coll., Systemwide, Ser. A, A.M.B.A.C.	Aaa	5.50	11/01/16	1,350	1,528,173
California St.,
G.O.	A3	5.50	4/01/30	3,000	3,183,330
G.O., A.M.B.A.C.	Aaa	5.50	3/01/16	2,000	2,230,760
G.O., M.B.I.A.	Aaa	5.25	2/01/27	2,500	2,617,575

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	11

Portfolio of Investments

as of August 31, 2004 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

California St., G.O., Ser. A, M.B.I.A.	Aaa	5.25%	7/01/13	$2,985		$3,380,035
California Statewide
Cmntys. Dev. Auth.,	Aaa	5.30	12/01/15	1,900	(e)	2,050,651
Rev., Kaiser Permanente, Ser. G, C.O.P., E.T.M.	A(c)	2.30	4/01/34	2,500		2,496,300
Carson City Ltd. Oblig. Impvt. Rev., Assmt. Dist., No. 92-1	NR	7.375	9/02/22	370		377,933
Central California Joint Pwrs. Hlth. Fin. Auth., Cmnty. Hosps., C.O.P.	Baa2	6.00	2/01/30	2,000		2,050,220
Chula Vista Cmnty. Redev. Agcy., Rfdg. Tax Alloc. Sub. Bayfront, Ser. C	NR	8.25	5/01/24	2,500		2,602,425
Davis Pub. Facs. Fin. Auth., Mace Ranch, Ser. A	NR	6.60	9/01/25	1,330		1,397,311
El Dorado Cnty., Spec. Tax,
Cmnty. Facs., Dist. No. 92-1	NR	6.125	9/01/16	1,000		1,055,000
Cmnty. Facs., DIst. No. 92-1	NR	8.25	9/01/24	1,945	(e)	1,983,900
Cmnty. Facs., Dist. No. 92-1	NR	6.25	9/01/29	480		493,392
Emeryville Pub. Fin. Auth. Rev., Emeryville Redev. Proj., Ser. A, M.B.I.A.	Aaa	5.25	9/01/20	1,635		1,777,457
Folsom Spec. Tax,
Cmnty. Facs., Dist. No. 10	NR	6.875	9/01/19	2,000		2,153,840
Cmnty. Facs., Dist. No. 7	NR	6.00	9/01/24	2,500		2,586,475
Foothill/Eastern Trans. Corr. Agcy., Hwy Toll Rd. Rev., M.B.I.A.	Aaa	5.375	1/15/15	1,000		1,101,940
Foothill/Eastern Trans. Corr. Agcy., Toll Rd. Rev.,
Conv., Sr. Lien, Ser. A, Zero Coupon (until 1/01/05), C.A.B.S.,	Aaa	7.15	1/01/13	4,750	(e)	5,699,810
Conv., Zero Coupon (until 7/15/09), C.A.B.S.	Baa3	5.875	1/15/28	4,890		3,772,586

See Notes to Financial Statements.

12	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Gateway Impvt. Auth. Rev., Marin City Cmnty. Facs. Dist., Ser. A	NR	7.75%	9/01/25	$2,085	(e)	$2,258,910
Glendale Redev. Agcy. Tax Alloc. Rev., Central Glendale Redev. Proj., M.B.I.A.	Aaa	5.25	12/01/19	3,275		3,571,617
Golden St. Tobacco Securitization
Asset-Bkd. Bonds, Ser. 2003-A-1	Baa3	6.75	6/01/39	2,000		1,866,220
Asset-Bkd. Bonds, Ser. B	Baa1	5.625	6/01/20	1,000		1,033,420
Asset-Bkd. Bonds, Ser. B	Baa1	5.50	6/01/43	3,000		3,079,350
Golden West Sch. Fin. Auth., California Rev., Rfdg. Ser. A., C.A.B.S., M.B.I.A.	Aaa	Zero	2/01/19	2,110		1,066,373
Kings Cnty. Wste. Mgmt. Auth., Solid Wste. Rev., A.M.T.	BBB(c)	7.20	10/01/14	1,200	(e)	1,229,280
La Quinta Redev. Agcy., Tax Alloc., M.B.I.A.,
Rfdg. Proj. Area No. 1	Aaa	7.30	9/01/10	1,000		1,231,490
Rfdg. Proj. Area No. 1	Aaa	7.30	9/01/11	1,000		1,249,690
Lincoln Impvt. Bond Act of 1915, Pub. Fin Auth., Twelve Bridges	NR	6.20	9/02/25	2,705		2,844,903
Long Beach Hbr. Rev., Rfdg. Ser. A, A.M.T., F.G.I.C.	Aaa	6.00	5/15/19	3,000		3,504,780
Los Angeles California Cmnty. Coll. Dist., Ser A, G.O., M.B.I.A.	Aaa	5.50	8/01/17	2,630		2,950,571
Los Angeles California Cmnty. Redev. Agcy., Bunker Hill Proj., Ser. A, F.S.A.	Aaa	5.00	12/01/22	2,720		2,860,189
Los Angeles Cmnty. Facs., Dist. No. 5, Rowland Heights, Ser. A	NR	7.25	9/01/19	1,500	(e)	1,530,000
Los Angeles Hbr. Dept. Rev., A.M.T., Ser. B	Aa2	5.375	11/01/23	2,000		2,101,760

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	13

Portfolio of Investments

as of August 31, 2004 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Los Angeles Uni. Sch. Dist., Ser. F, F.G.I.C., G.O.	Aaa	5.00%	7/01/21	$750		$792,157
Lynwood Pub. Fin. Auth. Rev., Wtr. Sys. Impvt. Proj.	BBB+(c)	6.50	6/01/21	1,500		1,548,735
Metro. Wtr. Dist. of Southern California, Waterworks Rev., Linked, S.A.V.R.S., R.I.B.S.	Aa2	5.75	8/10/18	1,000		1,177,370
Norco Spec. Tax Cmnty. Facs., Dist. No. 97-1	NR	7.10	10/01/30	1,320		1,422,511
Ontario California Impvt. Bond Act of 1915, Assmt. Dist. 100C, Cmnty. Ctr. III	NR	8.00	9/02/11	535		560,771
Orange Cnty. Cmnty. Facs. Dist., Spec. Tax Rev., No. 01-1, Ladera Ranch, Ser. A	NR	6.00	8/15/25	1,350		1,394,037
Orange Cnty. Loc. Trans. Auth.,
Sales Tax Rev., Linked A.M.B.A.C., R.I.B.S., S.A.V.R.S., T.C.R.S.	Aaa	6.20	2/14/11	4,000	(f)	4,683,360
Spec. Tax Rev., Linked R.I.B.S.	Aa2	11.102(d)	2/14/11	750		1,006,260
Perris Cmnty. Facs. Dist., Spec. Tax No. 01-2, Ser. A	NR	6.25	9/01/23	2,000		2,049,280
Pico Rivera California Wtr. Auth. Rev., Wtr. Sys. Proj., Ser. A, M.B.I.A.	Aaa	5.50	5/01/29	1,500		1,667,775
Pittsburg California Redev. Agcy. Tax Alloc.,
Ext. Spec. Redem., Los Medanos, Ser. B, F.S.A.	Aaa	5.80	8/01/34	2,700		2,993,787
Los Medanos Cmnty. Dev. Proj., A.M.B.A.C.	Aaa	Zero	8/01/26	1,375		428,244
Poway Cmnty., Facs., Dist. No. 88-1, Pkwy. Bus. Ctr.	NR	6.75	8/15/15	1,000		1,119,110
Puerto Rico Comnwlth.,
Hwy. & Trans. Auth. Rev., Ser. G, F.G.I.C.	Aaa	5.25	7/01/16	2,000		2,236,460

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Hwy. & Trans. Auth. Rev., Ser. G, F.G.I.C.	Aaa	5.25%	7/01/17	$1,260		$1,402,934
Rites, PA 642A, M.B.I.A.	NR	9.733(d)	7/01/10	1,000		1,311,920
Puerto Rico Pub. Bldgs. Auth., Gtd. Pub. Ed. & Hlth. Facs., Ser. J, E.T.M., C.A.B.S.	Baa1	Zero	7/01/06	145	(e)	140,186
Redding Elec. Sys. Rev., C.O.P., E.T.M.,
Linked, S.A.V.R.S., R.I.B.S., M.B.I.A.	Aaa	6.368	7/01/22	50	(e)	60,068
M.B.I.A., R.I.B.S.	Aaa	11.184(d)	7/01/22	1,850	(e)	2,595,069
Rio Vista Impvt. Bond Act of 1915, Assmt. Dist. No. 96-1, River View Pt.	NR	7.50	9/02/22	1,730		1,857,674
Riverside Cnty. Asset Leasing Corp., Leasehold Rev., Hosp. Proj., Ser. B, M.B.I.A.	Aaa	5.70	6/01/16	1,500		1,720,395
Riverside Uni. Sch. Dist. Spec. Tax, Cmnty. Facs.
Dist. No. 7, Ser. A	NR	6.90	9/01/20	1,320		1,449,070
Dist. No. 7, Ser. A	NR	7.00	9/01/30	1,000		1,138,690
Rocklin Uni. Sch. Dist., Ser. C, C.A.B.S., M.B.I.A.	Aaa	Zero	8/01/16	1,400		827,638
Roseville California Spec. Tax,
Highland Cmnty. Facs., Dist. No. 1	NR	6.30	9/01/25	1,890		2,010,091
Woodcreek Cmnty. Facs., Dist. No. 1	NR	6.375	9/01/27	1,000		1,064,670
Sacramento City. Fin. Auth.,
Tax Alloc. Comb. Proj., Ser. B, C.A.B.S., M.B.I.A.	Aaa	Zero	11/01/16	5,700		3,312,954
Tax Alloc. Comb. Proj., Ser. B, C.A.B.S., M.B.I.A.	Aaa	Zero	11/01/17	5,695		3,125,188
Sacramento Impvt. Bond Act of 1915, Willowcreek II, Assmt. Dist. No. 96-1	NR	6.70	9/02/22	2,420		2,511,887

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	15

Portfolio of Investments

as of August 31, 2004 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

San Diego California Redev. Agcy., Tax Alloc., North Bay Redev.	Baa1	5.875%	9/01/29	$2,000		$2,069,860
San Diego California Uni. Sch. Dist. Election 1998,
Ser. C, F.S.A., G.O.	Aaa	5.00	7/01/19	2,000		2,136,740
Ser. E, F.S.A.	Aaa	5.25	7/01/17	2,000	(e)	2,259,060
San Diego Spec. Tax, Cmnty. Facs. Dist. No. 1, Ser. B	NR	7.10	9/01/20	2,000	(e)	2,154,360
San Francisco City & Cnty., Redev. Agcy., Lease Rev.,
C.A.B.S.	A1	Zero	7/01/06	1,500		1,440,765
C.A.B.S.	A1	Zero	7/01/07	2,250		2,093,535
San Joaquin Hills Trans. Corridor Agcy., Toll Rd. Rev., Jr. Lien, C.A.B.S., E.T.M.	Aaa	Zero	1/01/11	2,000	(e)	1,607,440
San Jose California Redev. Agcy., Tax Alloc., Merged Area Redev., F.G.I.C.	Aaa	5.00	8/01/25	3,000		3,071,400
San Leandro Cmnty. Facs., Spec. Tax, Dist. No. 1	NR	6.50	9/01/25	2,160		2,239,855
Santa Margarita Wtr. Dist. Spec. Tax, Cmnty. Facs.,
Dist. No. 99-1	NR	6.20	9/01/20	2,000		2,102,220
Dist. No. 99-1	NR	6.25	9/01/29	2,000		2,055,800
Santa Margarita, Dana Point Auth.,
Impvt. Dists. 1,2,2A,8, Ser. A, M.B.I.A.	Aaa	7.25	8/01/09	905		1,091,430
Impvt. Dists. 3,3A, 4,4A, Ser. B, M.B.I.A.	Aaa	7.25	8/01/14	1,000		1,297,630
South Orange Cnty., Pub. Fin. Auth., Sr. Lien, Ser. A, M.B.I.A.	Aaa	7.00	9/01/10	2,535		3,075,614
Southern California Pub. Pwr. Auth. Proj. Rev.	A2	6.75	7/01/10	3,000		3,536,220

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Southern California Pub., Palo Verde Proj., Ser. C, A.M.B.A.C., E.T.M.	Aaa	Zero	7/01/16	$8,400	(e)	$5,042,184
Stockton California Redev. Agcy. Rev., Stockton Events Ctr., Arena Proj., F.G.I.C.	Aaa	5.00%	9/01/36	750		758,355
Stockton Cmnty. Facs. Dist., Spec. Tax, No. 90-2, Brookside Estates	NR	6.20	8/01/15	1,050		1,098,006
Sulphur Springs Uni. Sch. Dist., Int. Accrual, Ser. A, M.B.I.A.	Aaa	Zero	9/01/11	3,000		2,324,160
Univ. California Research Facs., Rev., Ser. E, A.M.B.A.C.	Aaa	5.00	9/01/18	2,000		2,135,240
Vacaville Cmnty. Redev. Agcy., Multi-Fam. Rev., Cmnty. Hsg. Fin., Issue A	A-(c)	7.375	11/01/14	1,110	(e)	1,143,522
Vallejo, Touro Univ., C.O.P.	Ba2	7.375	6/01/29	2,500		2,602,425
Victor Elem. Sch. Dist., G.O., F.G.I.C.,
Ser. A	Aaa	5.375	8/01/20	1,455		1,587,492
Ser. A	Aaa	5.375	8/01/21	1,635		1,774,662
West Contra Costa Uni. Sch. Dist., C.O.P.	Baa3	6.875	1/01/09	610		624,042

Total long-term investments (cost $185,340,966)						201,559,461

SHORT-TERM INVESTMENTS 0.5%
California Hsg. Fin. Agy. Rev., Multi-Fam. Hsg. III, Ser. A, A.M.T., F.R.D.D.	Aa3	1.45	9/01/04	100		100,000
California St.,
Mun. Secs. Trust Rcpts., SGA 119, F.G.I.C., F.R.D.D., G.O.	AAA(c)	1.34	9/01/04	400		400,000
Mun. Secs. Trust Rcpts., SGA 135, A.M.B.A.C., F.R.D.D., G.O., T.C.R.S.	AAA(c)	1.34	9/01/04	400		400,000

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	17

Portfolio of Investments

as of August 31, 2004 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Mun. Secs. Trust Cert., Ser. 2001-135 Trust Cert. Class A, F.G.I.C., F.R.D.D., G.O.(g)	AAA(c)	1.34%	9/01/04	$200	$200,000

Total short-term investments (cost $1,100,000)					1,100,000

Total Investments 98.7% (cost $186,440,966; Note 5)					202,659,461
Other assets in excess of liabilities 1.3%					2,586,751

Net Assets 100%					$205,246,212

(a)	The following abbreviations are used in the portfolio descriptions:

A.M.B.A.C.—American Municipal Bond Assurance Corporation.

A.M.T.—Alternative Minimum Tax.

C.A.B.S.—Capital Appreciation Bonds.

C.O.P.—Certificates of Participation.

E.T.M.—Escrowed To Maturity.

F.G.I.C.—Financial Guaranty Insurance Company.

F.N.M.A.—Federal National Mortgage Association.

F.R.D.D.—Floating Rate (Daily) Demand Note(b).

F.S.A.—Financial Security Assurance.

G.N.M.A.—Government National Mortgage Association.

G.O.—General Obligation.

M.B.I.A.—Municipal Bond Insurance Corporation.

R.I.B.S.—Residual Interest Bearing Securities.

S.A.V.R.S.—Select Auction Variable Rate Securities.

T.C.R.S.—Transferable Custodial Receipts.

(b)	For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c)	Standard & Poor’s Rating.
(d)	Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period end.
(e)	Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(f)	All or partial principal amount segregated as collateral for futures contracts.
(g)	Indicates illiquid securities restricted as to resale. The aggregate cost of such securities was $200,000 and was approximately 0.1% of net assets.

NR—Not Rated by Moody’s or Standard & Poor’s.

The fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

See Notes to Financial Statements.

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Portfolio Composition expressed as a percentage of net assets as of 8/31/04
Special Tax/Assessment District	42.9%
General Obligation	13.8
Transportation	10.4
Power	7.2
Education	5.5
Lease-Backed Certificate of Participation	5.5
Healthcare	4.9
Tobacco	2.9
Water & Sewer	2.1
Corporate-Backed IDB & PCR	1.2
Housing	0.9
Other	0.8
Solid Waste/Resource Recovery	0.6
Other assets in excess of liabilities	1.3

Portfolio composition is subject to change.

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	19

Statement of Assets and Liabilities

as of August 31, 2004

Assets
Investments, at value (cost $186,440,966)	$202,659,461
Cash	151,091
Interest receivable	2,973,795
Receivable for Series shares sold	87,983
Prepaid expenses	7,888

Total assets	205,880,218

Liabilities
Payable for Series shares reacquired	187,774
Dividends payable	134,364
Accrued expenses	144,736
Management fee payable	86,495
Distribution fee payable	55,846
Deferred trustees’ fees	16,385
Due to broker-variation margin	8,406

Total liabilities	634,006

Net Assets	$205,246,212

Net assets were comprised of:
Shares of beneficial interest, at par	$187,454
Paid-in capital in excess of par	189,136,674

189,324,128
Undistributed net investment income	107,526
Accumulated net realized loss on investments	(252,557)
Net unrealized appreciation on investments	16,067,115

Net assets, August 31, 2004	$205,246,212

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($143,119,490 ÷ 13,071,480 shares of beneficial interest issued and outstanding)	$10.95
Maximum sales charge (4.00% of offering price)	0.46

Maximum offering price to public	$11.41

Class B
Net asset value, offering price and redemption price per share
($47,536,297 ÷ 4,341,604 shares of beneficial interest issued and outstanding)	$10.95

Class C
Net asset value and redemption price per share
($8,986,182 ÷ 820,727 shares of beneficial interest issued and outstanding)	$10.95

Class Z
Net asset value, offering price and redemption price per share
($5,604,243 ÷ 511,637 shares of beneficial interest issued and outstanding)	$10.95

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	21

Statement of Operations

Year Ended August 31, 2004

Net Investment Income
Income
Interest	$11,154,106

Expenses
Management fee	1,106,227
Distribution fee—Class A	379,950
Distribution fee—Class B	265,716
Distribution fee—Class C	68,733
Custodian’s fees and expenses	120,000
Reports to shareholders	66,000
Transfer agent’s fees and expenses	50,000
Registration fees	50,000
Legal fees and expenses	31,000
Audit fee	26,000
Trustees’ fees	14,000
Miscellaneous	14,166

Total expenses	2,191,792

Net investment income	8,962,314

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	2,889,726
Financial futures transactions	(1,250,794)
Interest rate swaps	19,035
Options written	26,705

1,684,672

Net change in unrealized appreciation (depreciation) on:
Investments	3,109,206
Financial futures contracts	(82,879)

3,026,327

Net gain on investments	4,710,999

Net Increase In Net Assets Resulting From Operations	$13,673,313

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended August 31,
	2004	2003
Increase (Decrease) In Net Assets
Operations
Net investment income	$8,962,314	$10,710,703
Net realized gain on investments	1,684,672	4,483,651
Net change in unrealized appreciation (depreciation) on investments	3,026,327	(9,540,268)

Net increase in net assets resulting from operations	13,673,313	5,654,086

Dividends and distributions (Note 1):
Dividends from net investment income
Class A	(6,255,435)	(7,305,801)
Class B	(2,055,475)	(2,620,833)
Class C	(331,169)	(369,401)
Class Z	(303,093)	(276,655)

	(8,945,172)	(10,572,690)

Distributions from net realized gains
Class A	(2,247,359)	—
Class B	(803,256)	—
Class C	(134,430)	—
Class Z	(82,703)	—

	(3,267,748)	—

Series share transactions (net of share conversions) (Note 6):
Net proceeds from shares sold	19,861,648	23,811,913
Net asset value of shares issued in reinvestment of dividends and distributions	5,976,996	4,754,737
Cost of shares reacquired	(53,331,286)	(51,519,137)

Net decrease in net assets from Series share transactions	(27,492,642)	(22,952,487)

Total decrease	(26,032,249)	(27,871,091)

Net Assets
Beginning of year	231,278,461	259,149,552

End of year (a)	$205,246,212	$231,278,461

(a) Includes undistributed net investment income of:	$107,526	$113,742

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	23

Notes to Financial Statements

Dryden California Municipal Fund (the “Fund”), is registered under the Investment Company Act of 1940, as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of three series: California Income Series (the “Series”), California Series and California Money Market Series. These financial statements relate to California Income Series. The financial statements of the other series are not presented herein. The assets of each series are invested in separate, independently managed portfolios. The Series commenced investment operations on December 3, 1990. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and California state income taxes with the minimum of risk. The Series will invest primarily in investment grade municipal obligations but may also invest a portion of its assets in lower-quality municipal obligations or in nonrated securities which are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in preparation of its financial statements.

Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a “when-issued” basis) as of the close of trading on the New York Stock Exchange, on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at their last sales price as of the close of trading on an applicable exchange, or if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchanges.

Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or

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board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Certain fixed income securities for which daily market quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available, pursuant to guidelines established by Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or for which the pricing service does not provide a valuation methodology, or does not present fair value, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term securities, which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Restricted Securities: The Series may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). The restricted securities held by the Series at August 31, 2004 include registration rights under which the Series may demand registration by the issuers. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

Dryden California Municipal Fund/California Income Series	25

Notes to Financial Statements

Cont’d

The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Options: The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series currently owns or intends to purchase. The Series’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written option transactions.

The Series, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Interest Rate Swaps: The Series may enter into interest rate swaps. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a

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floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

During the term of the swap, changes in the value of the swap are recorded as unrealized gains or losses by “marking-to-market” to reflect the market value of the swap. When the swap is terminated, the Series will record a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the Series’ basis in the contract, if any.

The Series is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Series does not anticipate non-performance by any counterparty.

Financial future contracts, written options and swap contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

Inverse Floaters: The Series invests in variable rate securities commonly called “inverse floaters”. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Series enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required is recorded on the accrual basis.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily

Dryden California Municipal Fund/California Income Series	27

Notes to Financial Statements

Cont’d

to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series declares daily dividends from net investment income and paid monthly. Distributions of net capital gains, if any, are made at least annually.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulation and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst net investment income, accumulated net realized gain or loss and paid-in-capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with The Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Series. In connection therewith, PIM is obligated to keep certain books and records of the Series. PI pays for the services of PIM, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

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The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees for Class A, Class B and Class C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, Class B and Class C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees to .25 of 1% and .75 of 1% of the Class A and Class C shares, respectively for the year ended August 31, 2004.

PIMS has advised the Series that it received approximately $107,700 and $5,300 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended August 31, 2004. From these fees, PIMS paid a substantial part of such sales charges to affiliated broker-dealers which in turn paid commissions to sales persons and incurred other distribution costs. Effective February 2, 2004, Class C shares purchased on or after February 2, 2004 will not be subject to an initial sales charge.

PIMS has advised the Series that for the year ended August 31, 2004, it received approximately $109,200 and $1,900 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, PIMS and PIM are indirect wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. The SCA provides for a commitment of $800 million, through April 30, 2004, and allows the Funds to increase the commitment to $1 billion, if necessary. Effective May 1, 2004, the commitment provided by the SCA was reduced to $500 million and the SCA was renewed under the same terms and conditions. The expiration date of the renewed SCA is October 29, 2004. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The Series did not borrow any amounts pursuant to the SCA during the year ended August 31, 2004.

Dryden California Municipal Fund/California Income Series	29

Notes to Financial Statements

Cont’d

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect wholly owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended August 31, 2004, the Series incurred fees of approximately $38,300 for the services of PMFS. As of August 31, 2004 approximately $3,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Series incurred approximately $7,000 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”), an affiliate of PI, was approximately $5,700 for the year ended August 31, 2004. As of August 31, 2004 approximately $500 of such fees were due to Wachovia. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For fiscal year ended August 31, 2004, the Series did not pay any brokerage commissions to Wachovia.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 2004 were $79,881,975 and $106,105,289 respectively.

During the year ended August 31, 2004, the Series entered into financial futures contracts. Details of open financial futures contracts at August 31, 2004 are as follows:

Number of Contracts	Type	Expiration Date	Value at August 31, 2004	Value at Trade Date	Unrealized Appreciation (Depreciation)
5	Long Position: U.S. Treasury Bonds	Sept. 04	$562,656	$517,965	$44,691
(32)	Short Position: U.S. Treasury 10 Yr. Notes	Sept. 04	(3,631,000)	(3,434,929)	(196,071)

					$(151,380)

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Transactions in options written during the year ended August 31, 2004 were as follows:

	Number of Contracts	Premiums Received
Options outstanding as of August 31, 2003	—	$—
Options written	63	26,705
Options expired	(63)	(26,705)

Options outstanding as of August 31, 2004	—	$—

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized gain or loss on investments and paid-in-capital in excess of par. For the year ended August 31, 2004, the adjustments were to decrease accumulated net realized loss and decrease undistributed net investment income by $23,358 due to differences in the treatment of accreting market discount and premium amortization between financial and tax reporting. Net realized gains and net assets were not affected by these changes.

For the years ended August 31, 2004 and August 31, 2003, the tax character of total dividends paid, as reflected in the Statement of Changes in Net Assets, were as follows.

Year	Tax Exempt Income	Capital Gains	Total Distributions
2004	$8,945,172	$3,267,748	$12,212,920
2003	$10,572,690	—	$10,572,690

As of August 31, 2004, the accumulated undistributed earnings on a tax basis were $241,890 of tax exempt income (including a timing difference of $134,364 for dividends payable). As of August 31, 2004, the Fund elected to treat post-October losses of approximately $576,000 incurred in the ten month period ended August 31, 2004 as having been occurred in the following fiscal year.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of August 31, 2004 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$186,268,581	$16,491,064	$100,184	$16,390,880

The difference between book basis and tax basis was primarily attributable to the difference in the treatment of accreting market discount and premium amortization for book and tax purposes.

Dryden California Municipal Fund/California Income Series	31

Notes to Financial Statements

Cont’d

Note 6. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares purchased on or after March 15, 2004 will be subject to a maximum initial sales charge of 4%. Effective on March 15, 2004, investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Prior to March 15, 2004, Class A shares were sold with an initial sales charge of up to 3.00%. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Prior to February 2, 2004 Class C shares were sold with a front-end sales charge of 1% and a CDSC of 1% during the first 18 months. Class C shares purchased on or after February 2, 2004 are not subject to an initial sales charge and the CDSC of 1% for Class C shares will be 12 months from the date of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest for each class at $.01 par value per share.

Transactions in shares of beneficial interest for the fiscal years ended August 31, 2004 and August 31, 2003 were as follows:

Class A	Shares	Amount
Year ended August 31, 2004:
Shares sold	1,033,659	$11,317,710
Shares issued in reinvestment of distributions	359,165	3,933,590
Shares reacquired	(3,259,257)	(35,491,035)

Net increase (decrease) in shares outstanding before conversion	(1,866,433)	(20,239,735)
Shares issued upon conversion from Class B	381,688	4,189,697

Net increase (decrease) in shares outstanding	(1,484,745)	$(16,050,038)

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Class A	Shares	Amount
Year ended August 31, 2003:
Shares sold	1,270,971	$14,122,660
Shares issued in reinvestment of distributions	283,984	3,148,469
Shares reacquired	(3,142,643)	(34,786,813)

Net increase (decrease) in shares outstanding before conversion	(1,587,688)	(17,515,684)
Shares issued upon conversion from Class B	576,296	6,490,389

Net increase (decrease) in shares outstanding	(1,011,392)	$(11,025,295)

Class B
Year ended August 31, 2004:
Shares sold	208,004	$2,280,202
Shares issued in reinvestment of distributions	136,568	1,496,437
Shares reacquired	(890,197)	(9,654,298)

Net increase (decrease) in shares outstanding before conversion	(545,625)	(5,877,659)
Shares issued upon conversion from Class A	(381,688)	(4,189,697)

Net increase (decrease) in shares outstanding	(927,313)	$(10,067,356)

Year ended August 31, 2003:
Shares sold	454,745	$5,057,955
Shares issued in reinvestment of distributions	109,041	1,208,767
Shares reacquired	(1,058,938)	(11,750,927)

Net increase (decrease) in shares outstanding before conversion	(495,152)	(5,484,205)
Shares issued upon conversion from Class A	(576,296)	(6,490,389)

Net increase (decrease) in shares outstanding	(1,071,448)	$(11,974,594)

Class C
Year ended August 31, 2004:
Shares sold	102,573	$1,125,181
Shares issued in reinvestment of distributions	31,493	344,969
Shares reacquired	(172,419)	(1,882,193)

Net increase (decrease) in shares outstanding	(38,353)	$(412,043)

Year ended August 31, 2003:
Shares sold	106,451	$1,183,929
Shares issued in reinvestment of distributions	25,156	278,807
Shares reacquired	(180,670)	(1,990,650)

Net increase (decrease) in shares outstanding	(49,063)	$(527,914)

Class Z
Year ended August 31, 2004:
Shares sold	468,660	$5,138,555
Shares issued in reinvestment of distributions	18,467	202,000
Shares reacquired	(582,222)	(6,303,760)

Net increase (decrease) in shares outstanding	(95,095)	$(963,205)

Year ended August 31, 2003:
Shares sold	311,231	$3,447,369
Shares issued in reinvestment of distributions	10,708	118,694
Shares reacquired	(269,558)	(2,990,747)

Net increase (decrease) in shares outstanding	52,381	$575,316

Dryden California Municipal Fund/California Income Series	33

Financial Highlights

Class A
Year Ended August 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$10.86

Income from investment operations
Net investment income	.45
Net realized and unrealized gain (loss) on investment transactions	.25

Total from investment operations	.70

Less Dividends and Distributions:
Dividends from net investment income	(.45)
Distributions from net realized gains	(.16)
Distributions in excess of net investment income	—

Total dividends and distributions	(.61)

Net asset value, end of year	$10.95

Total Return(a):	6.55%
Ratios/Supplemental Data:
Net assets, end of year (000)	$143,120
Average net assets (000)	$151,980
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	.92%
Expenses, excluding distribution and service (12b-1) fees	.67%
Net investment income	4.12%
For Class A, B, C and Z shares:
Portfolio turnover rate	38%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Less than $.005 per share.
(c)	Effective September 1, 2001 the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. There was no effect of this change for the year ended August 31, 2002 on net investment income per share, net realized and unrealized gain/(loss) per share or on the ratio of net investment income. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d)	The distributor of the Series has contractually agreed to limited its distributions and service (12b-1) fees to .25 of 1% of the daily net assets of Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended August 31,
2003	2002(c)	2001	2000

$11.09	$11.11	$10.66	$10.49

.47	.49	.52	.54
(.23)	(.01)	.45	.17

.24	.48	.97	.71

(.47)	(.50)	(.52)	(.54)
—	—	—	—
—	—	— (b)	— (b)

(.47)	(.50)	(.52)	(.54)

$10.86	$11.09	$11.11	$10.66

2.20%	4.54%	9.35%	7.10%

$158,120	$172,623	$167,009	$167,153
$171,193	$169,196	$164,424	$171,688

.90%	.87%	.87%	.86%
.65%	.62%	.62%	.61%
4.32%	4.55%	4.83%	5.21%

59%	23%	32%	34%

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	35

Financial Highlights

Cont’d

Class B
Year Ended August 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$10.86

Income from investment operations
Net investment income	.42
Net realized and unrealized gain (loss) on investment transactions	.25

Total from investment operations	.67

Less Dividends and Distributions:
Dividends from net investment income	(.42)
Distributions from net realized gains	(.16)
Distributions in excess of net investment income	—

Total dividends and distributions	(.58)

Net asset value, end of year	$10.95

Total Return(a):	6.29%
Ratios/Supplemental Data:
Net assets, end of year (000)	$47,536
Average net assets (000)	$53,143
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.17%
Expenses, excluding distribution and service (12b-1) fees	.67%
Net investment income	3.87%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Less than $.005 per share.
(c)	Effective September 1, 2001 the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. There was no effect of this change for the year ended August 31, 2002 on net investment income per share, net realized and unrealized gain/(loss) per share. The effect of this change on the ratio of net investment income was an increase from 4.30% to 4.31%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class B
Year Ended August 31,
2003	2002(c)	2001	2000

$11.09	$11.11	$10.67	$10.49

.45	.47	.49	.51
(.23)	(.01)	.44	.18

.22	.46	.93	.69

(.45)	(.48)	(.49)	(.51)
—	—	—	—
—	—	— (b)	— (b)

(.45)	(.48)	(.49)	(.51)

$10.86	$11.09	$11.11	$10.67

1.94%	4.29%	8.98%	6.93%

$57,234	$70,308	$78,237	$80,580
$65,204	$72,864	$79,046	$78,743

1.15%	1.12%	1.12%	1.11%
.65%	.62%	.62%	.61%
4.07%	4.31%	4.58%	4.96%

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	37

Financial Highlights

Cont’d

Class C
Year Ended August 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$10.86

Income from investment operations
Net investment income	.40
Net realized and unrealized gain (loss) on investment transactions	.25

Total from investment operations	.65

Less Dividends and Distributions
Dividends from net investment income	(.40)
Distributions from net realized gains	(.16)
Distributions in excess of net investment income	—

Total dividends and distributions	(.56)

Net asset value, end of year	$10.95

Total Return(a):	6.03%
Ratios/Supplemental Data:
Net assets, end of year (000)	$8,986
Average net assets (000)	$9,164
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.42%
Expenses, excluding distribution and service (12b-1) fees	.67%
Net investment income	3.62%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Less than $.005 per share.
(c)	Effective September 1, 2001 the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. There was no effect of this change for the year ended August 31, 2002 on net investment income per share, net realized and unrealized gain/(loss) per share. The effect of this change on the ratio of net investment income was an increase from 4.06% to 4.07%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d)	The distributor of the Series has contractually agreed to limited its distributions and service (12b-1) fees to .75 of 1% of the daily net assets of Class C shares.

See Notes to Financial Statements.

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Class C
Year Ended August 31,
2003	2002(c)	2001	2000

$11.09	$11.11	$10.67	$10.49

.42	.44	.47	.49
(.23)	(.01)	.44	.18

.19	.43	.91	.67

(.42)	(.45)	(.47)	(.49)
—	—	—	—
—	—	— (b)	— (b)

(.42)	(.45)	(.47)	(.49)

$10.86	$11.09	$11.11	$10.67

1.69%	4.02%	8.71%	6.66%

$9,332	$10,071	$9,394	$8,309
$9,804	$9,188	$8,346	$9,021

1.40%	1.37%	1.37%	1.36%
.65%	.62%	.62%	.61%
3.82%	4.07%	4.33%	4.71%

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	39

Financial Highlights

Cont’d

Class Z
Year Ended August 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$10.86

Income from investment operations
Net investment income	.48
Net realized and unrealized gain (loss) on investment transactions	.25

Total from investment operations	.73

Less Dividends and Distributions
Dividends from net investment income	(.48)
Distributions from net realized gains	(.16)
Distributions in excess of net investment income	—

Total dividends and distributions	(.64)

Net asset value, end of year	$10.95

Total Return(a):	6.82%
Ratios/Supplemental Data:
Net assets, end of year (000)	$5,604
Average net assets (000)	$6,958
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.67%
Expenses, excluding distribution and service (12b-1) fees	.67%
Net investment income	4.36%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Less than $.005 per share.
(c)	Effective September 1, 2001 the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. There was no effect of this change for the year ended August 31, 2002 on net investment income per share, net realized and unrealized gain/(loss) per share or on the ratio of net investment income. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

Class Z
Year Ended August 31,
2003	2002(c)	2001	2000

$11.09	$11.11	$10.65	$10.49

.50	.52	.55	.56
(.23)	(.01)	.46	.16

.27	.51	1.01	.72

(.50)	(.53)	(.55)	(.56)
—	—	—	—
—	—	— (b)	— (b)

(.50)	(.53)	(.55)	(.56)

$10.86	$11.09	$11.11	$10.65

2.45%	4.80%	9.72%	7.26%

$6,592	$6,148	$4,052	$4,336
$6,118	$4,712	$4,292	$4,281

.65%	.62%	.62%	.61%
.65%	.62%	.62%	.61%
4.58%	4.78%	5.09%	5.45%

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	41

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Dryden California Municipal Fund—California Income Series.

We have audited the accompanying statement of assets and liabilities of the Dryden California Municipal Fund—California Income Series (one of the portfolios constituting Dryden California Municipal Fund, hereafter referred to as the “Series”), including the portfolio of investments, as of August 31, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 2003 and the financial highlights for the periods presented prior to August 31, 2004, were audited by other auditors, whose report dated, October 22, 2003, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Series as of August 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 20, 2004

42	Visit our website at www.jennisondryden.com

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Series’ fiscal year end (August 31, 2004) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year.

During fiscal year ended August 31, 2004, the Series paid aggregate dividends and distributions as follows:

	Dividends and Distributions
	Class A	Class B	Class C	Class Z
Tax-Exempt Income	$0.45	$0.42	$0.40	$0.48
Ordinary Income	—	—	—	—
Long-Term Capital Gains	0.16	0.16	0.16	0.16

	$0.61	$0.58	$0.56	$0.64

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deductions.

In January 2005, you will be advised in IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2004.

Dryden California Municipal Fund/California Income Series	43

Additional Information

(Unaudited)

Commencing after July 31, 2004, the Fund will file a complete portfolio of holdings on the Fund’s first and third quarter-end on Form N-Q with the Securities and Exchange Commission (the “Commission”). Form N-Q will be available on the Commission’s website at http://www.sec.gov or by visiting the Commission’s Public Reference Room. For information on the Commission’s Public Reference Room visit the Commission’s website.

See Notes to Financial Statements.

44	Visit our website at www.jennisondryden.com

Management of the Fund

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

David E.A. Carson (70), Trustee since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Trustee since 2003(3) Oversees 100 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Storage Technology Corporation (technology) (since 1979), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Trustee since 2003(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Trustee since 1993(3) Oversees 94 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Robin B. Smith (65), Trustee since 2003(3) Oversees 99 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Dryden California Municipal Fund/California Income Series	45

Stephen D. Stoneburn (61), Trustee since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (65), Trustee since 2003(3) Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Trustees(1)

Judy A. Rice (56), President since 2003 and Trustee since 2000(3) Oversees 101 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (57), Vice President and Trustee since 1996(3) Oversees 175 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

William V. Healey (51), Chief Legal Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management

46	Visit our website at www.jennisondryden.com

Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc., Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Deborah A. Docs (46), Secretary since 1998; Assistant Secretary (1985-1998)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Lee D. Augsburger (45), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 1996(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Jonathan D. Shain (46), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or “PIM”) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

Dryden California Municipal Fund/California Income Series	47

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

48	Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 8/31/04
	One Year	Five Years	Ten Years	Since Inception
Class A	2.29%	5.06%	5.78% (5.70)	6.72% (6.51)
Class B	1.29	5.50	5.89 (5.80)	5.50 (5.39)
Class C	5.03	5.39	5.62 (5.53)	5.62 (5.54)
Class Z	6.82	6.18	N/A	6.12 (6.09)

Average Annual Total Returns (Without Sales Charges) as of 8/31/04
	One Year	Five Years	Ten Years	Since Inception
Class A	6.55%	5.92%	6.22% (6.13)	7.04% (6.82)
Class B	6.29	5.66	5.89 (5.80)	5.50 (5.39)
Class C	6.03	5.39	5.62 (5.53)	5.62 (5.54)
Class Z	6.82	6.18	N/A	6.12 (6.09)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares).

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A, 12/3/90; Class B, 12/7/93; Class C, 8/1/94; and Class Z, 9/18/96.

The graph compares a $10,000 investment in the Dryden California Municipal Fund/California Income Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 1994) and the account values at the end of the current fiscal year (August 31, 2004), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through August 31, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Series charged a maximum front-end sales charge of 3.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 4.00% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of up to 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Through February 1, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of up to 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, the CDSC of 1% for Class C shares purchased on or after that date will apply for 12 months from the date of purchase, and the annual 12b-1 fee will remain up to 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns on investment in the graph and the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. Without waiver of fees and/or expense subsidization, the Series’ returns would have been lower, as indicated in parentheses.

Dryden California Municipal Fund/California Income Series

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Series’ investment adviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Series. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Series voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Series’ website at http://www.prudential.com and on the Commission’s website at http://www.sec.gov.

TRUSTEES
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer • Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

Dryden California Municipal Fund/California Income Series
Share Class	A	B	C	Z
NASDAQ	PBCAX	PCAIX	PCICX	PCIZX
CUSIP	262433105	262433204	262433303	262433402

An investor should consider the investment objectives, risks, and charges and expenses of the Series carefully before investing. The prospectus for the Series contains this and other information about the Series. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

Prudential Fixed Income is a business unit of Prudential Investment Management, Inc. (PIM). Quantitative Management Associates LLC, Jennison Associates LLC, and PIM are registered investment advisers and Prudential Financial companies.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders of the Fund can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden California Municipal Fund/California Income Series, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at Dryden California Municipal Fund/California Income Series, PO Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden California Municipal Fund/California Income Series
Share Class	A	B	C	Z
NASDAQ	PBCAX	PCAIX	PCICX	PCIZX
CUSIP	262433105	262433204	262433303	262433402

MF146E                IFS-A097648                Ed. 10/2004

Dryden California Municipal Fund/California Money Market Series

AUGUST 25, 2004	ANNUAL REPORT

FUND TYPE

Money market

OBJECTIVE

The highest level of current income that is exempt from California state and federal income taxes, consistent with liquidity and the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

Your Series’ Performance

Series objective

The investment objective of the Dryden California Municipal Fund/California Money Market Series (the Series) is to provide the highest level of current income that is exempt from California state and federal income taxes, consistent with liquidity and the preservation of capital. There can be no assurance that the Series will achieve its investment objective.

Yields will fluctuate from time to time, and past performance does not guarantee future results. Current performance may be lower or higher than the past performance data quoted. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Series.

Series Facts as of 8/25/04
	7-Day Current Yield	Net Asset Value (NAV)	Taxable Equivalent Yield*			Weighted Avg. Maturity (WAM)	Net Assets (Millions)
			@28%	@33%	@35%
California Money Market Series	0.45%	$1.00	0.69%	0.74%	0.76%	6 Days	$186.2
iMoneyNet, Inc. State Specific Retail California Avg.**	0.58%	N/A	0.89%	0.95%	0.98%	42 Days	N/A

*	Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal and applicable state tax rates.

**	iMoneyNet, Inc. reports a 7-day current yield and WAM on Mondays for state-specific retail money funds. This is the data of all funds in the iMoneyNet, Inc. State Specific Retail California Average category as of August 23, 2004, the closest date to the end of the Series’ fiscal year-end.

Dryden California Municipal Fund/California Money Market Series	1

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State Specific Money Market Fund Yield Comparison

Weighted Average Maturity Comparison

Yields will fluctuate from time to time, and past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Series.

The graphs portray weekly 7-day current yields and weekly WAMs for the Dryden California Municipal Fund/California Money Market Series and the iMoneyNet, Inc. State Specific Retail California Average every Monday from August 25, 2003, to August 23, 2004, the closest dates to the beginning and end of the Series’ fiscal year-end. The data portrayed for the Series at the end of the fiscal year-end in the graphs may not match the data portrayed in the Series Facts table as of August 25, 2004.

Investment Adviser’s Report

Prudential Investment Management, Inc.

An eventful year for California money market investors

Investors in California money market securities faced significant fiscal and political developments in the state as well as changes in U.S. monetary policy during the Series’ fiscal year that began September 1, 2003. The Golden State experienced financial challenges that affected its credit rating, and Governor Gray Davis was recalled and succeeded by Governor Arnold Schwarzenegger in November 2003. Meanwhile anticipation that the Federal Reserve (the Fed) would increase short-term interest rates drove yields on municipal money market securities higher late in the reporting period. The Fed finally raised short-term rates in June and August 2004 in order to scale back monetary stimulus in the U.S. economy.

Given the challenging investment environment, we maintained what we believe to be a conservative approach to security selection, purchasing high-quality notes, commercial paper, and other municipal money market instruments primarily of California issuers. Our investment strategy also gradually increased the Series’ liquidity. This prepared the Series to accommodate an outflow of assets associated with tax season as well as the integration of the former Prudential Securities brokerage business with Wachovia Securities, LLC. The integration was completed in September 2004.

Bridging the “January effect” in 2004

For several months after the reporting period began, money market yields hovered at low levels. This occurred as the Fed initially left short-term rates unchanged to support the fragile U.S. economic recovery that was failing to create many new jobs. During this time, commercial paper that matured in 30 to 60 days as well as notes and bonds due in one year figured prominently among the Series’ investments. Purchasing these securities in late 2003 helped prepare the Series to ride out the “January effect,” a seasonal decline in yields that occurs as investors quickly reinvest cash from coupon payments, bond calls, and maturing bonds they receive the first week of the calendar year.

Meeting tax-time liquidity needs of our shareholders

In the first quarter of 2004, we sold some of the Series’ money market securities due in six to 12 months and purchased shorter-term debt securities to build up the Series’ liquidity. This helped the Series meet its seasonal tax-time outflows that typically last from mid-April through early May. As investors raised cash to pay their income taxes by selling money fund shares, yields on municipal money market securities rose. In addition, yields climbed as signs of improvement in the U.S. job market and higher inflation led financial markets to expect that the Fed would soon raise short-term rates.

Dryden California Municipal Fund/California Money Market Series	3

Investment Adviser’s Report (continued)

California general obligation (GO) bond rating recovers

On the local level, the California economy has shown signs of improvement, and Governor Schwarzenegger took steps to bring the financial situation in California under control. He ultimately submitted a plan to voters that called for deficit financing via newly issued bonds to restore California’s liquidity position, which would help it promptly pay its obligations. Voters approved the plan and California began to issue the bonds in the spring of 2004. Notwithstanding this important event, California continues to suffer from a structural imbalance between its revenues and expenditures. Moody’s Investors Service, Inc., which had earlier downgraded its rating of California GO bonds to Baa1 from A3, reinstated its A3 rating in May 2004. Standard & Poor’s Ratings Services upgraded its rating for California GO bonds three levels to single-A from BBB in August 2004.

For the remainder of the reporting period, we continued to emphasize shorter-term money market securities, particularly variable-rate demand notes whose rates reset on a daily or weekly basis. The Series benefited as rates on these notes adjusted higher in response to increases in the target for the federal funds rate—the rate banks charge each other for overnight loans—from 1.00% to 1.25% in June 2004, and from 1.25% to 1.50% in August 2004. Having the option to sell the notes back on such short notice helped the Series meet its ongoing and anticipated withdrawals. (A few weeks after the reporting period ended, the target for the federal funds rate was raised to 1.75% from 1.50%.)

4	Visit our website at www.jennisondryden.com

Fees and Expenses

ANNUAL REPORT

Dryden California Municipal Fund/California Money Market Series

Fees and Expenses

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 25, 2004.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period. The Series may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Series that you own. You should consider the additional fees that were charged to your Series account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

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You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Series may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Series that you own. You should consider the additional fees that were charged to your Series account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden California Municipal Fund/ California Money Market Series		Beginning Account Value February 25, 2004	Ending Account Value August 25, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period***

Class A	Actual	$1,000	$1,002	0.76%	$3.80
	Hypothetical	$1,000	$1,021	0.76%	$3.84

*** Series expenses for the share class are equal to the annualized expense ratio for the share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 25, 2004, and divided by the 366 days in the Series’ current fiscal year (to reflect the six-month period).

Dryden California Municipal Fund/California Money Market Series	7

Portfolio of Investments

as of August 25, 2004

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Alameda Cnty., Ser. 521, C.O.P., M.B.I.A., F.R.W.D.	A-1(c)	1.25%	8/26/04	$4,700	$4,700,000
Alameda Cnty., Ind. Dev. Auth. Rev., Nguyen Fam. Trust Proj.,
Ser. A, F.R.W.D.	A-1+(c)	1.28	8/26/04	2,900	2,900,000
Bank of New York, Mun. Cert. Trust, F.R.W.D.	VMIG1	1.34	8/26/04	7,505	7,505,000
California Edl. Facs. Auth. Rev.,
Art Ctr. Design Coll., Ser. B, F.R.W.D.	VMIG1	1.33	8/26/04	1,000	1,000,000
Carnegie Inst. Washington, Ser. B, T.E.C.P.	VMIG1	1.10	9/03/04	5,000	5,000,000
California Hsg. Fin. Agy. Rev., Home Mtg., Ser. K, A.M.T., F.R.W.D.	VMIG1	1.40	9/01/04	5,000	5,000,000
Home Mtg., Ser. M, F.R.D.D., A.M.T.	VMIG1	1.24	8/26/04	1,400	1,400,000
Home Mtg., Ser. R, F.R.D.D.,
A.M.T., A.M.B.A.C.	VMIG1	1.24	8/26/04	230	230,000
California Infrstructure & Econ. Dev. Bk. Ind. Dev. Rev.,
7/11 Materials, Inc. Proj., F.R.W.D., A.M.T.	A-1+(c)	1.30	8/26/04	4,220	4,220,000
G & G Specialty Foods Proj., F.R.W.D., A.M.T.	VMIG1	1.35	8/26/04	1,950	1,950,000
SRI Int’l., Ser. A, F.R.W.D.	VMIG1	1.34	9/01/04	4,000	4,000,000
Surtec, Inc. Proj., Ser. A, F.R.W.D., A.M.T.	VMIG1	1.35	8/26/04	2,200	2,200,000
California Poll. Ctrl. Fin. Auth. Environ. Impvt. Rev. ARCO, F.R.W.D.	VMIG1	1.345	9/01/04	7,800	7,800,000
California Poll. Ctrl. Fin. Auth. Sld. Wste. Disp. Rev., Bos Farms Proj., F.R.W.D., A.M.T.	A-1+(c)	1.33	8/26/04	1,550	1,550,000
Mission Trail Wste. Sys., Ser. A, F.R.W.D., A.M.T.	NR	1.40	9/01/04	1,300	1,300,000
South Lake Refuse Co. Proj. Ser. 02A, F.R.W.D., A.M.T.	NR	1.40	9/01/04	2,910	2,910,000

See Notes to Financial Statements.

Dryden California Municipal Fund/California Money Market Series	7

Portfolio of Investments

as of August 25, 2004 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Western Sky Dairy Proj., Ser. 2001A, F.R.W.D., A.M.T.	A-1+(c)	1.33%	8/26/04	$5,000	$5,000,000
California St. Dept. Wtr. Res. Pwr. Sup. Rev., Ser C-7, F.R.W.D.	VMIG1	1.25	8/26/04	7,000	7,000,000
California St. Econ. Recov., Ser. C-6, F.R.D.D.	VMIG1	1.25	8/26/04	2,300	2,300,000
California St., M.E.R.L.O.T., Ser. A17, G.O., A.M.B.A.C., F.R.W.D.	VMIG1	1.37	9/01/04	4,945	4,945,000
M.E.R.L.O.T., Ser. A47, G.O., M.B.I.A., F.R.W.D.	VMIG1	1.37	9/01/04	3,130	3,130,000
California St., G.O., Mun. Secs. Trust Rcpts.,
G.O., Ser. SGA 119, F.G.I.C., F.R.D.D.	A-1+(c)	1.30	8/26/04	2,600	2,600,000
Ser. SGA 135, A.M.B.A.C., F.R.D.D.	A-1+(c)	1.30	8/26/04	700	700,000
California Statewide Cmntys. Dev. Auth.,
Biola Univ., Ser. A, F.R.W.D.	VMIG1	1.33	8/26/04	8,600	8,600,000
Ind. Dev. Dix Metals Proj., Ser. 98B, F.R.W.D., A.M.T.	NR	1.40	9/01/04	4,570	4,570,000
Kaiser Permanente, Ser. 2003B, F.R.W.D.	A-1(c)	1.36	9/01/04	5,300	5,300,000
Kaiser Permanente, Ser. B, F.R.W.D.	VMIG2	1.36	9/01/04	1,400	1,400,000
Ser. L, F.R.W.D.	A-1(c)	1.36	9/01/04	2,500	2,500,000
FHLMC Multi-Fam. Vrd. Certs., Ser. M001, Cl. A, F.R.W.D.	AAA(c)	1.40	8/26/04	11,946	11,946,419
Irvine Impvt. Bond Act 1915, Assmt. Dist. No. 94-13, F.R.D.D.	VMIG1	1.23	8/26/04	8,800	8,800,000
Los Angeles Dept. Wtr. & Pwr. Wtrwks. Rev., Ser. A24, M.B.I.A., F.R.W.D., M.E.R.L.O.T.	VMIG1	1.37	9/01/04	3,100	3,100,000
Los Angeles Multi-Fam. Rev., Colonial Corona, Ser. D, F.R.W.D., A.M.T.	A-1+(c)	1.32	8/26/04	10,267	10,267,000

See Notes to Financial Statements.

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Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Los Angeles Uni. Sch. Dist., G.O., Ser. B12, M.B.I.A., F.R.W.D., M.E.R.L.O.T.	VMIG1	1.37%	9/01/04	$4,590	$4,590,000
Los Angeles Wtr. & Pwr. Elec. Rev., Subser. B-2, F.R.W.D.	VMIG1	1.265	8/26/04	7,600	7,600,000
Mun. Secs. Trust Cert., G.O., Ser. 2001-135, Trust Cert., Cl. A, F.G.I.C., F.R.D.D.	A-1(c)	1.30	8/26/04	1,100	1,100,000
Ser. 2001-136, Trust Cert. Cl. A, F.G.I.C., F.R.D.D., A.M.T., F.G.I.C.	A-1(c)	1.30	8/26/04	400	400,000
Oakland, G.O., Ser. 756, F.G.I.C., F.R.W.D.	VMIG1	1.25	8/26/04	5,000	5,000,000
Port Oakland Rev., Ser. B36, F.G.I.C., F.R.W.D., A.M.T., M.E.R.L.O.T.	VMIG1	1.42	9/01/04	2,500	2,500,000
Riverside Ind. Dev. Auth. Ind. Dev. Rev., Trademark Plastics, Inc. Proj., F.R.W.D., A.M.T.	VMIG1	1.33	8/26/04	4,275	4,275,000
Roaring Fork Mun. Prods. LLC., Ser. 00-22, Cl. A, F.R.W.D., A.M.T.	A-1+(c)	1.33	8/26/04	4,500	4,500,000
Ser. 01-12, Cl. A, F.R.W.D., A.M.T.	A-1+(c)	1.33	8/26/04	6,560	6,560,000
San Diego Cnty., Friends of Chabad, C.O.P., F.R.W.D.	NR	1.33	8/26/04	1,500	1,500,000
San Mateo Cnty. Hsg. Auth. Multi-Fam. Hsg. Rev., Pacific Oaks Apts. Proj., Ser. 87A, F.R.W.D., A.M.T.	VMIG1	1.37	9/01/04	2,600	2,600,000

Total (cost $176,448,419)					176,448,419

Total Investments 94.8% (cost $176,448,419(d))					176,448,419
Other assets in excess of liabilities 5.2%					9,759,258

Net Assets 100%					$186,207,677

See Notes to Financial Statements.

Dryden California Municipal Fund/California Money Market Series	9

Portfolio of Investments

as of August 25, 2004 Cont’d.

(a)	The following abbreviations are used in portfolio descriptions and industry classification of portfolio holdings:

A.M.B.A.C.—American Municipal Bond Assurance Corporation.

A.M.T.—Alternative Minimum Tax.

C.O.P.—Certificates of Participation.

F.G.I.C.—Financial Guaranty Insurance Company.

F.R.D.D.—Floating Rate (Daily) Demand Note (b).

F.R.W.D.—Floating Rate (Weekly) Demand Note (b).

G.O.—General Obligation.

I.D.B—Industrial Development Bond

M.B.I.A.—Municipal Bond Insurance Corporation.

M.E.R.L.O.T.—Municipal Exempt Receipt—Liquid Optional Tender

P.C.R.—Pollution Control Revenue

T.E.C.P.—Tax-exempt commercial paper.

(b)	For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c)	Standard & Poor’s Rating.
(d)	The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

NR—Not Rated by Moody’s or Standard & Poor’s.

The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of August 25, 2004 were as follows:

Housing	26.9%
Corporate Backed I.D.B. & P.C.R.	15.0
General Obligation	13.1
Power (Municipally Owned)	7.8
Other Municipal	6.4
Education	6.0
Healthcare	4.9
Special Tax/Assessment District	4.7
Solid Waste/Resource Recovery	4.2
Lease Backed C.O.P.	2.5
Water & Sewer	1.7
Transportation	1.6

94.8
Other assets in excess of liabilities	5.2

100.0%

See Notes to Financial Statements.

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Statement of Assets and Liabilities

as of August 25, 2004

Assets
Investments, at amortized cost which approximates market value	$176,448,419
Receivable for investments sold	11,456,529
Receivable for Series shares sold	1,480,885
Interest receivable	232,443
Other assets	4,034

Total assets	189,622,310

Liabilities
Payable for Series shares reacquired	3,146,240
Accrued expenses	122,308
Management fee payable	70,912
Payable to custodian	39,602
Distribution fee payable	17,728
Deferred trustees’ fees	16,305
Dividends payable	1,538

Total liabilities	3,414,633

Net Assets	$186,207,677

Net assets were comprised of:
Shares of beneficial interest, at $.01 par value	$1,862,077
Paid-in capital in excess of par	184,345,600

Net assets, August 25, 2004	$186,207,677

Net asset value, offering price and redemption price per share ($186,207,677 ÷ 186,207,677 shares of beneficial interest issued and outstanding; unlimited number of shares authorized)	$1.00

See Notes to Financial Statements.

Dryden California Municipal Fund/California Money Market Series	11

Statement of Operations

Fiscal Year Ended August 25, 2004

Net Investment Income
Income
Interest	$2,507,624

Expenses
Management fee	1,149,231
Distribution fee	287,308
Custodian’s fees and expenses	94,000
Reports to shareholders	60,000
Transfer agent’s fees and expenses	51,000
Legal fees and expenses	50,000
Registration fees	26,000
Audit fee	15,000
Trustees’ fees	13,000
Miscellaneous	11,264

Total expenses	1,756,803

Net investment income	750,821

Net realized gain on investments	120,631

Net Increase In Net Assets Resulting From Operations	$871,452

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Fiscal Year Ended August 25, 2004	Year Ended August 31, 2003
Increase (decrease) In Net Assets
Operations
Net investment income	$750,821	$1,431,253
Net realized gain on investment transactions	120,631	—

Net increase in net assets resulting from operations	871,452	1,431,253

Dividends and distributions paid to shareholders (Note 1)	(871,452)	(1,431,253)

Series share transactions (at $1 per share)
Net proceeds from shares sold	893,954,248	955,387,207
Net asset value of shares issued in reinvestment of
dividends and distributions	832,485	1,404,027
Cost of shares reacquired	(945,130,146)	(961,545,528)

Net decrease in net assets from Series share transactions	(50,343,413)	(4,754,294)

Total decrease	(50,343,413)	(4,754,294)

Net Assets
Beginning of fiscal year	236,551,090	241,305,384

End of fiscal year	$186,207,677	$236,551,090

See Notes to Financial Statements.

Dryden California Municipal Fund/California Money Market Series	13

Notes to Financial Statements

Dryden California Municipal Fund (the “Fund”), is registered under the Investment Company Act of 1940, as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of three series: California Series, California Income Series and California Money Market Series. These financial statements relate to California Money Market Series (the “Series”). The financial statements of the other series are not presented herein. During 2004, the Series changed its year end to the last Wednesday in August. The assets in each Series are invested in separate, independently managed portfolios. The Series commenced investment operations on March 3, 1989.

The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from California state and federal income taxes with the minimum risk by investing in “investment grade” tax-exempt securities having a maturity of 13 months or less and whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

The Series historically has served as a sweep vehicle of an affiliated broker/dealer. During fiscal year 2004, the Series was notified that it would no longer be utilized in such a manner. Consequently, Series assets will likely decline over time.

Accounting rules require that financial statements for entities in liquidation, or for which liquidation appears imminent, be prepared on a liquidation basis of accounting. As the accounting principles generally accepted in the United States of America (GAAP) for investment companies are materially consistent with the liquidation basis of accounting, the financial statements for the Series have been prepared in conformity with GAAP for investment companies.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. If the amortized cost method is determined not to represent fair value, the value shall be determined by or under the direction of the Board of Trustees.

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Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. The Series amortizes premiums and accretes discounts on portfolio securities as adjustments to interest income. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Federal Income Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income and net realized short-term capital gains or losses. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments LLC (“PI” or “Manager”). Pursuant to a subadvisory agreement between PI and Prudential Investment Management, Inc. (“PIM” or “Subadviser”), PIM furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, PIM, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with its investment objective and policies. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PI is computed daily and payable monthly at an annual rate of .50% of the average daily net assets of the Series.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Series. The Series compensates PIMS for distributing and servicing the Series’ shares, pursuant to a plan

Dryden California Municipal Fund/California Money Market Series	15

Notes to Financial Statements

Cont’d

of distribution, regardless of expenses actually incurred by it. The Series pays PIMS for distributing and servicing the Series’ shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series’ average daily net assets. The distribution fee is accrued daily and payable monthly.

PI, PIM and PIMS are indirect wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the fiscal year ended August 25, 2004, the Series incurred fees of approximately $49,300 for the services of PMFS. As of August 25, 2004, approximately $3,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

Note 4. Distributions and Tax Information

For the fiscal year ended August 25, 2004 and August 31, 2003, the tax character of the total dividends paid, as reflected in the Statement of Changes in Net Assets, were as follows:

Year	Tax Exempt Income	Ordinary Income	Total Distributions
2004	$770,058	$101,394	$871,452
2003	$1,431,253	—	$1,431,253

As of August 25, 2004, the accumulated undistributed earnings on a tax basis were $1,538 of tax-exempt income (including a timing difference of $1,538 for dividends payable).

Note 5. Capital

The Series offers Class A shares. The Series may also offer Class S shares. There are no Class S shares currently issued and outstanding.

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Note 6. Subsequent Event

On July 19, 2004, the Board of Trustees of the Funds approved the declaration of the return of capital final distribution in the amount of $1.00 per share, representing the distribution of all the capital of the Funds, such return of capital final distribution to be paid to all shareholders of record as of September 24, 2004. The Funds will be closed to new purchases on September 10, 2004.

Dryden California Municipal Fund/California Money Market Series	17

Financial Highlights

	Fiscal Year Ended August 25, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$1.00
Net investment income and net realized gains	—	(b)
Dividends and distributions to sharesholders	—	(b)

Net asset value, end of year	$1.00

Total Return(a):	0.38%
Ratios/Supplemental Data:
Net assets, end of year (000)	$186,208
Average net assets (000)	$233,677
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.76	%(c)
Expenses, excluding distribution and service (12b-1) fees	.64	%(c)
Net investment income	.33	%(c)

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b)	Less than $.005 per share.
(c)	Annualized.

See Notes to Financial Statements.

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Year Ended August 31,
2003	2002	2001	2000

$1.00	$1.00	$1.00	$1.00
.01	.01	.03	.03
(.01)	(.01)	(.03)	(.03)

$1.00	$1.00	$1.00	$1.00

.57%	.97%	2.65%	2.83%

$236,551	$241,305	$294,186	$275,567
$250,446	$277,745	$281,475	$299,602

.75%	.73%	.73%	.70%
.63%	.61%	.60%	.58%
.57%	.97%	2.59%	2.77%

See Notes to Financial Statements.

Dryden California Municipal Fund/California Money Market Series	19

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Series’ period end as to the federal tax status of dividends paid by the Series during the period. Accordingly, we are advising you that in the periods ending August and September 2004, dividends paid from net investment income of $0.0033 and $0.0007 per share respectively were federally tax-exempt interest dividends. Also, the Series paid in the period ending August 2004, a short-term capital gain distribution of $0.0005, which is taxable as ordinary income.

In January 2005, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to federal tax status of the distributions received by you in calendar 2004.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Dryden California Municipal Fund—California Money Market Series:

We have audited the accompanying statements of assets and liabilities of the Dryden California Municipal Fund—California Money Market Series (one of the portfolios constituting Dryden California Municipal Fund, hereafter referred to as the “Series”), including the portfolio of investments, as of August 25, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 2003 and the financial highlights for all years presented prior to the year ended August 25, 2004 were audited by other auditors whose report dated, October 22, 2003 expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 25, 2004, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Series as of August 25, 2004 and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 20, 2004

Dryden California Municipal Fund/California Money Market Series	21

Management of the Fund

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

David E.A. Carson (70), Trustee since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Trustee since 2003(3) Oversees 100 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Storage Technology Corporation (technology) (since 1979), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Trustee since 2003(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Trustee since 1993(3) Oversees 94 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Robin B. Smith (65), Trustee since 2003(3) Oversees 99 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

22	Visit our website at www.jennisondryden.com

Stephen D. Stoneburn (61), Trustee since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (65), Trustee since 2003(3) Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Trustees(1)

Judy A. Rice (56), President since 2003 and Trustee since 2000(3) Oversees 101 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (57), Vice President and Trustee since 1996(3) Oversees 175 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

William V. Healey (51), Chief Legal Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management

Dryden California Municipal Fund/California Money Market Series	23

Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc., Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Deborah A. Docs (46), Secretary since 1998; Assistant Secretary (1985-1998)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Lee D. Augsburger (45), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 1996(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Jonathan D. Shain (46), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or “PIM”) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

24	Visit our website at www.jennisondryden.com

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden California Municipal Fund/California Money Market Series	25

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Series’ investment adviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Series. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Series voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Series’ website at http://www.prudential.com and on the Commission’s website at http://www.sec.gov.

TRUSTEES
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer •
Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

Dryden California Municipal Fund/California Money Market Series
NASDAQ	PCLXX
CUSIP	262433709

An investor should consider the investment objectives, risks, and charges and expenses of the Series carefully before investing. The prospectus for the Series contains this and other information about the Series. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

Prudential Fixed Income is a business unit of Prudential Investment Management, Inc. (PIM). Quantitative Management Associates LLC, Jennison Associates LLC, and PIM are registered investment advisers and Prudential Financial companies.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders of the Funds can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden California Municipal Fund/California Money Market Series, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at Dryden California Municipal Fund/California Money Market Series, PO Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden California Municipal Fund/California Money Market Series
NASDAQ	PCLXX
CUSIP	262433709

MF139E            IFS-A097582            Ed. 10/2004

Item 2 – Code of Ethics–See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies-Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended August 31, 2004, KPMG LLP, the Registrant’s principal accountant, billed the Registrant $61,900 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. KPMG did not serve as the Registrant’s principal accountant during fiscal year ended August 31, 2003, so no information for that fiscal year is provided.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the last fiscal year 2004 was $28,500. KPMG did not serve as the Registrant’s principal accountant during fiscal year 2003, so no information for that fiscal year is provided.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 9 – Submission of Matters to a Vote of Security Holders:

On September 1, 2004, the Board of Trustees adopted the following nominations and communications policy:

Nominating and Governance Committee. The Nominating and Governance Committee of the Board of Trustees is responsible for nominating trustees and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act.

The Nominating and Governance Committee Charter is available on the Funds’ website at www.jennisondryden.com.

Selection of Trustee Nominees. The Nominating and Governance Committee is responsible for considering nominees for trustees at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a trustee nominee should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case at Dryden California Municipal Fund, P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Shareholder Communications with Trustees

Shareholders of the Funds can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden California Municipal Fund, P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to that director at Dryden California Municipal Fund, P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual trustees are not screened before being delivered to the addressee.

Item 10 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11 – Exhibits

(a)	Code of Ethics – Attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dryden California Municipal Fund

By (Signature and Title)*	/s/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

Date October 26, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date October 26, 2004

By (Signature and Title)*	/s/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date October 26, 2004

*	Print the name and title of each signing officer under his or her signature.